ONSTREAM MEDIA CORPORATION

                  NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 13, 2005

         The 2005 Annual Meeting of the shareholders of Onstream Media Corporation will be held at 11 a.m., local time, at the Courtyard by Marriott, 2440 West Cypress Creek Road, Fort Lauderdale, Florida 33309 on Tuesday, September 13, 2005. At the 2005 Annual Meeting you will be asked to vote on the following matters:

         1.       To elect a Board of Directors consisting of seven members.

         2. To ratify the appointment of Goldstein Lewin & Co. as the independent auditors of Onstream Media.

         3. To approve the possible issuance of in excess of 19.99% of the presently issued and outstanding common stock of Onstream Media upon the exercise of common stock purchase warrants (the "Warrants").

         4. To approve an amendment to our 1996 Stock Option Plan increasing the number of shares available for issuance under the plan.

         5. To approve the accelerated vesting of certain non-Plan compensatory options previously granted to executives under the terms of their employment agreements.

         6. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors recommends that you vote FOR Proposals 1, 2, 3, 4 and 5.

         Only shareholders of record, as shown by the transfer books of Onstream Media at the close of business on July 21, 2005, will be entitled to notice of and to vote at the meeting. A list of shareholders entitled to vote at the 2005 Annual Meeting will be available for examination by any shareholder for the proper purpose during normal business hours at our offices for a period of at least 10 days preceding the 2005 Annual Meeting.

         The audio portion of the meeting will be webcast on www.onsm.com/investors in real time, enabling shareholders who are not in attendance to listen-only to the meeting as it is being held.

         All shareholders are invited to attend the 2005 Annual Meeting in person. However, even if you expect to be present at the 2005 Annual Meeting, we ask that as promptly as possible you mark, sign, date and return the enclosed proxy card in the postage pre-paid envelope provided. Shareholders attending the 2005 Annual Meeting may vote in person even if they have previously voted.

                                By Order of the Board of Directors
                                /s/ Randy S. Selman
Pompano Beach, Florida          Randy S. Selman,
August 1, 2005                  Chairman, President and Chief Executive Officer

                           ONSTREAM MEDIA CORPORATION

                                 PROXY STATEMENT
                               2005 ANNUAL MEETING

                                TABLE OF CONTENTS

                                                                                                    Page No.
General................................................................................................ 1

Questions and Answers.................................................................................. 1

Security Ownership of Certain Beneficial Owners and Management ........................................ 4

Matters to be Considered at the 2005 Annual Meeting

Proposal 1 -      Election of Directors................................................................ 7

Proposal 2 -      Ratification of the appointment of Goldstein Lewin & Co. as the independent auditors of Onstream Media...........................................................19

Proposal 3 -      To approve the possible issuance of in excess of 19.99% of the presently issued and outstanding common stock of Onstream Media upon the exercise of warrants.................................................................21

Proposal 4 -      To approve an amendment to our 1996 Stock Option Plan increasing the number of shares available for issuance under the plan...........................23

Proposal 5 -      To approve the accelerated vesting of certain non-Plan
                  compensatory options previously granted to executives under the terms of their employment agreements.............................................26

Appraisal Rights.......................................................................................27

Other Matters..........................................................................................27

Proposals of Shareholders..............................................................................27

Annual Report on Form 10-KSB...........................................................................27

Householding of Annual Meeting Materials. .............................................................28

Where You Can Find More Information  ..................................................................28

Exhibits:

      Exhibit A  -  Form of Additional $1.00 Warrant
      Exhibit B  -  Form of Additional $1.65 Warrant
      Exhibit C  -  Corporate Governance and Nominating Committee Principles

               Shareholders Should Read the Entire Proxy Statement
                   Carefully Prior to Returning Their Proxies


                           ONSTREAM MEDIA CORPORATION


                                 PROXY STATEMENT
                              DATED AUGUST 1, 2005

                       2005 ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 13, 2005

General

         The enclosed proxy is solicited on behalf of the Board of Directors of Onstream Media Corporation for use at our 2005 Annual Meeting of shareholders to be held on Tuesday, September 13, 2005 at 11 a.m. and at any adjournment or postponement thereof. The 2005 Annual Meeting will be held at Courtyard by Marriott, 2440 West Cypress Creek Road, Fort Lauderdale, Florida 33309. These proxy solicitation materials were mailed on or about August 5, 2005 to all shareholders entitled to vote at the 2005 Annual Meeting.

Questions and Answers

         Following are some commonly asked questions raised by our shareholders and answers to each of those questions.

1.       What may I vote on at the 2005 Annual Meeting?

         At the 2005 Annual Meeting, shareholders will consider and vote upon the following matters:

         *        to elect a Board of Directors consisting of seven members;

         * to ratify the appointment of Goldstein, Lewin & Co. as our independent auditors;

         * to approve the possible issuance of in excess of 19.99% of the presently issued and outstanding common stock of Onstream Media upon the exercise of the Warrants;

         * to approve an amendment to our 1996 Stock Option Plan increasing the number of shares available for issuance under the plan;

         * to approve the accelerated vesting of certain non-Plan compensatory options previously granted to executives under the terms of their employment agreements;

         * such other matters as may properly come before the 2005 Annual Meeting or any adjournment or postponement thereof.

2.       How does the Board recommend that I vote on the Proposals?

         The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4 and
5.

3.       Why is shareholder approval of Proposals 3, 4 and 5 necessary?

Proposal 3:

         No shareholder approval was required under Florida law for the issuance of the Warrants or the shares of our common stock upon the exercise of the Warrants. However, our common stock is quoted on the Nasdaq SmallCap Market and we are subject to the rules of The Nasdaq Stock Market. Rule 4460(i)(1)(D) of Nasdaq Marketplace Rules requires companies whose securities are traded on The Nasdaq Stock Market to obtain shareholder approval prior to issuing common stock (or shares convertible into common stock such as the Warrants) in a transaction other than a public offering at a price less than the market value of the common stock when the amount of common stock to be issued (or issuable upon conversion) is or will be greater than 20% of the common stock or voting power of the company outstanding prior to issuance. Because of this rule we are required to obtain shareholder approval for the Warrants.

Proposal 4:

         Section 20 of our 1996 Stock Option Plan requires our shareholders to approve the increase in the number of shares available under the Plan. In addition, NASD Marketplace Rule IM-4350-5 of The Nasdaq Stock Market, Inc. requires shareholder approval when a stock option plan is materially amended, including a material increase in the number of shares available under a plan.

Proposal 5:

         No shareholder approval was required under Florida law for the acceleration of the vesting of the non-Plan options previously granted to certain executive officers as described in Proposal 5. However, Rule 4350(i)(1) of Nasdaq Marketplace Rules requires shareholder approval if any equity compensation arrangement is materially amended pursuant to which stock may be acquired by officers or directors which is outside of a plan which has been previously approved by the issuer's shareholder.

4.       How do I vote?

         Sign and date each proxy card you receive and return it in the postage-paid envelope prior to the 2005 Annual Meeting.

5.       Can I revoke my proxy?

         You have the right to revoke your proxy at any time before the 2005 Annual Meeting by:

         *        notifying the Secretary of Onstream Media in writing;
         *        voting in person at the 2005 Annual Meeting; or
         *        returning a later-dated proxy card.

6.       What shares are included on the proxy card(s)?

         The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

7.       What does it mean if I get more than one proxy card?

         If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Interwest Transfer Co., Inc., 1981 East 4800 South, Suite 100, Salt Lake City, Utah 84117, telephone 801-272-9294, or if your shares are held in "street name," by contacting the broker or bank holding your shares.

8.       Who is entitled to vote at the 2005 Annual Meeting?

         Only holders of record of our common stock as of the close of business on July 21, 2005 are entitled to notice of and to vote at the 2005 Annual Meeting.

9.       How many votes may be cast?

         On July 21, 2005, the record date for the 2005 Annual Meeting, 11,154,762 shares of our common stock, the only outstanding voting securities of Onstream Media, were issued and outstanding. At the meeting, each outstanding share of common stock will be entitled to one vote.

10.      What is a "quorum" at the 2005 Annual Meeting?

         A "quorum" is a majority of the outstanding shares entitled to vote. The shares may be present or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

11.      What vote is required to approve the Proposals?

         Once a quorum has been established, a plurality of the votes cast by the shares entitled to vote at the 2005 Annual Meeting is necessary to elect the directors (Proposal 1) and to ratify the appointment of auditors (Proposal 2). Once a quorum has been established, the majority of all the votes cast in person or by proxy at the 2005 Annual Meeting must vote FOR Proposals 3, 4 and 5. If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

12.      What happens if I abstain?

         Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of the Proposals, shares represented by such proxies will not be treated as affirmative votes.

13.      How will voting on any other business be conducted?

         Although we do not know of any business to be considered at the 2005 Annual Meeting other than the Proposals described in this proxy, if any other business is properly presented at the 2005 Annual Meeting, your signed proxy card gives authority to the proxy holder, Randy S. Selman, to vote on such matters at his discretion.

14.      Who are the largest principal shareholders?

         For information regarding holders of more than 5% of Onstream Media's outstanding common stock, see "Security Ownership of Certain Beneficial Owners and Management" appearing later in this proxy.

15.      Who will bear the cost of this solicitation?

         Onstream Media will bear the entire cost of the solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to shareholders. Proxies may also be solicited in person, by telephone, or by facsimile by directors, officers and employees of Onstream Media without additional compensation. We anticipate that the costs of the solicitation will not exceed $10,000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table contains information regarding beneficial ownership of our common stock as of July 21, 2005 held by:

         * persons who own beneficially more than 5% of our outstanding common stock,
         *        our directors,
         *        named executive officers, and
         *        all of our directors and officers as a group.

         Unless otherwise indicated, the address of each of the listed beneficial owners identified is c/o Onstream Media Corporation, 1291 Southwest 29 Avenue, Pompano Beach, Florida 33069. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from July 21, 2005 upon exercise of options, warrants or convertible securities. Each beneficial owner's percentage of ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from the date hereof have been exercised. All information is based upon a record list of stockholders as of July 21, 2005.


                                                                 Shares of Common Stock Beneficially Owned
                                                                 -----------------------------------------
Name and Address of Beneficial Owner                                   Number               Percentage
------------------------------------                                   ------               ----------
Randy S. Selman (1)                                                      943,187                 7.8%
Alan M. Saperstein (2)                                                   945,154                 7.8%
Benjamin Swirsky (3)                                                     207,418                 1.8%
Robert Wussler (4)                                                       232,093                 2.0%
Charles C. Johnston (5)                                                  371,714                 3.3%
Cliff Friedland (6)                                                      832,276                 7.4%
David Glassman (7)                                                       832,109                 7.4%
Ronald W. Yates (8)                                                      164,810                 1.5%
Robert E. Tomlinson (9)                                                  250,000                 2.2%
All directors and officers as a group  (nine persons) (10)             4,778,761                33.5%
Alpha Capital AG (11)                                                  1,190,756                 9.7%
CCJ Trust (12)                                                           716,206                 6.1%
DKR Soundshore Oasis Holding Fund, Ltd. (13)                           1,235,199                9.99%
Fennmore Holdings, LLC (14)                                            1,222,464                9.99%
Fred DeLuca (15)                                                       3,100,849                21.9%
Neil Berman (16)                                                         998,259                 8.3%
Omicron Master Trust (17)                                                986,210                 8.1%



(1) Includes 9,853 shares of our common stock presently outstanding, options to acquire 33,334 shares of our common stock at an exercise price of $22.50 per share, options to acquire 450,000 shares of our common stock at an exercise price of $1.57 per share and options to acquire 450,000 shares of our common stock at an exercise price of $1.12 per share but excludes options to acquire 400,000 shares of our common stock at an exercise price of $2.50 per share which have not yet vested, but which will be fully vested as of September 30, 2005 if Proposal 5 is approved.

(2) Includes 11,820 shares of our common stock presently outstanding, options to acquire 33,334 shares of our common stock at an exercise price of $22.50 per share, options to acquire 450,000 shares of our common stock with at an exercise price of $1.57 per share and options to acquire 450,000 shares of our common stock at an exercise price of $1.12 per share but excludes options to acquire 400,000 shares of our common stock at an exercise price of $2.50 per share which have not yet vested but which will be fully vested as of September 30, 2005 if Proposal 5 is approved.

(3) Includes 751 shares of our common stock presently outstanding, options to acquire 6,667 shares of our common stock at an exercise price of $11.25 per share, options to acquire 100,000 shares of our common stock at an exercise price of $1.57 per share and options to acquire 100,000 shares of our common stock at an exercise price of $1.12 per share.

(4) Includes 616 shares of our common stock presently outstanding, options to acquire 6,667 shares of our common stock at an exercise price of $7.50 per share, options to acquire 10,000 shares of common stock at an exercise price of $11.25 per share, options to acquire 100,000 shares of our common stock at an exercise price of $1.57 per share, options to acquire 100,000 shares of our common stock at an exercise price of $1.12 per share and warrants to purchase 14,810 shares of our common stock at an exercise price of $3.376 per share.

(5) Includes 171,714 shares of our common stock held by J&C Resources, LLC, options to acquire 100,000 shares of our common stock at an exercise price of $1.57 per share and options to acquire 100,000 shares of our common stock at an exercise price of $1.12 per share. Mr. Johnston is the control person of J&C Resources, LLC. Mr. Johnston's holdings exclude our securities owned by CCJ Trust as described in footnote 13 below. CCJ Trust is a trust for Mr. Johnston's adult children and he disclaims any beneficial ownership interest in CCJ Trust.

(6) Includes 447,216 shares of our common stock presently outstanding, 148,100 shares of our common stock held by Titan Trust, 148,100 shares of our common stock held by Dorado Trust and options to acquire 88,860 shares of our common stock at an exercise price of $3.376 per share. Mr. Friedland is the control person and beneficial owner of both Titan Trust and Dorado Trust.

(7) Includes 447,049 shares of our common stock presently outstanding, 148,100 shares of our common stock held by JMI Trust, 148,100 shares of our common stock held by Europa Trust and options to acquire 88,860 shares of our common stock at an exercise price of $3.376 per share. Mr. Glassman is the control person and beneficial owner of both JMI Trust and Europa Trust.

(8) Includes options to acquire 50,000 shares of our common stock at an exercise price of $1.57 per share, options to acquire 100,000 shares of our common stock at an exercise price of $1.12 per share and warrants to purchase 14,810 shares of our common stock at an exercise price of $3.376 per share.

(9) Includes options to acquire 150,000 shares of our common stock at an exercise price of $1.21 per share and options to acquire 100,000 shares of our common stock at an exercise price of $1.12 per share.

(10)     See footnotes (1) through (9) above.

(11) Includes 53,256 shares of our common stock presently outstanding, 387,500 shares of our common stock issuable upon the exercise of common stock purchase warrants with an exercise price of $1.65 per share, including 125,000 shares underlying Additional $1.65 Warrants (as that term is defined in Proposal 3 beginning on page 27 of this proxy), 250,000 shares of our common stock underling Additional $1.00 Warrants (as that term is defined in Proposal 3 beginning on page 27 of this proxy) and 500,000 shares of our common stock issuable upon the conversion of $500,000 principal amount 8% senior secured convertible notes. The Additional $1.65 Warrants and the Additional $1.00 Warrants, however, are not exercisable unless Proposal 3 of this proxy is approved by our shareholders. Mr. Konrad Ackerman is the control person of Alpha Capital AG. The number of shares of our common stock acquired by the holder upon conversion of the 8% senior secured convertible notes or the exercise of the warrants issued in connection with those notes is limited to the extent necessary to ensure that following the conversion and/or exercise the total number of shares of our common stock beneficially owned by the holder does not exceed 9.999% of our issued and outstanding common stock.

(12) Includes 164,416 shares of our common stock presently outstanding, 175,000 shares of our common stock issuable upon the exercise of a common stock purchase warrant with an exercise price of $1.50 per share, and 376,790 shares of our common stock issuable upon the conversion of 37,679 shares of Series A-10 Convertible Preferred Stock. ATC Trustee LTD is the control person of CCJ Trust. Mr. Rolf Hedinger is the control person of ATC Trustee LTD.

(13) Includes 29,199 shares of our common stock presently outstanding, 449,000 shares of our common stock issuable upon the exercise of common stock purchase warrants with an exercise price of $1.65 per share including 120,000 shares underlying Additional $1.65 Warrants, 240,000 shares of our common stock underlying Additional $1.00 Warrants, and 700,000 shares of our common stock issuable upon the conversion of $700,000 principal amount 8% senior secured convertible notes, reduced by 183,000 shares due to conversion limitations discussed below. The Additional $1.65 Warrants and Additional $1.00 Warrants are not exercisable, however, unless Proposal 3 of this proxy is approved by our shareholders. Mr. Seth Fischer is the control person of DKR Soundshore Oasis Holding Fund, Ltd. The number of shares of our common stock acquired by the holder upon conversion of the 8% senior secured convertible notes or the exercise of the warrants issued in connection with those notes is limited to the extent necessary to ensure that following the conversion and/or exercise the total number of shares of our common stock beneficially owned by the holder does not exceed 9.999% of our issued and outstanding common stock.

(14) Includes 142,964 shares of our common stock presently outstanding, 130,000 shares of our common stock issuable upon the exercise of a common stock purchase warrant with an exercise price of $2.28 per share, 697,500 shares of our common stock issuable upon the exercise of common stock purchase warrants with an exercise price of $1.65 per share including 225,000 shares underlying Additional $1.65 Warrants, 450,000 shares of our common stock underlying Additional $1.00 Warrants, and 850,000 shares of our common stock issuable upon the conversion of $850,000 principal amount 8% senior secured convertible notes reduced by 1,048,000 shares due to conversion limitations discussed below. The Additional $1.65 Warrants and Additional $1.00 Warrants are not exercisable, however, unless Proposal 3 of this proxy is approved by our shareholders. Mr. Mark Nordlicht is the control person of Fennmore Holdings, LLC. The number of shares of our common stock acquired by the holder upon conversion of the 8% senior secured convertible notes or the exercise of the warrants issued in connection with those notes is limited to the extent necessary to ensure that following the conversion and/or exercise the total number of shares of our common stock beneficially owned by the holder does not exceed 9.999% of our issued and outstanding common stock. Excludes any securities owned by Platinum Partners Value Arbitrage Fund, LP.

(15) Includes 128,189 shares of our common stock presently outstanding, 240,000 shares of our common stock issuable upon the exercise of common stock purchase warrants with an exercise price of $1.65 per share including 100,000 shares underlying Additional $1.65 Warrants, 200,000 shares of our common stock underlying Additional $1.00 Warrants, 500,000 shares of our common stock issuable upon the exercise of a common stock purchase warrant with an exercise price of $1.50 per share, 2,472,660 shares of our common stock issuable upon the conversion of 247,266 shares of Series A-10 Convertible Preferred Stock, and 400,000 shares of our common stock issuable upon the conversion of $400,000 principal amount 8% senior secured convertible notes, reduced by 840,000 shares due to conversion limitations discussed below. The Additional $1.65 Warrants and Additional $1.00 Warrants are not exercisable, however, unless Proposal 3 of this proxy is approved by our shareholders. The number of shares of our common stock acquired by the holder upon conversion of the 8% senior secured convertible notes or the exercise of the warrants issued in connection with those notes is limited to the extent necessary to ensure that following the conversion and/or exercise the total number of shares of our common stock beneficially owned by the holder does not exceed 9.999% of our issued and outstanding common stock.

(16) Includes 92,009 shares of our common stock presently outstanding, 6,250 shares of our common stock issuable upon the exercise of a common stock purchase warrant with an exercise price of $2.65 per share, 250,000 shares of our common stock issuable upon the exercise of common stock purchase warrants with an exercise price of $1.65 per share including 75,000 shares underlying Additional $1.65 Warrants, 150,000 shares of our common stock underlying Additional $1.00 Warrants and 500,000 shares of our common stock issuable upon the conversion of $500,000 principal amount 8% senior secured convertible notes. The Additional $1.65 Warrants and Additional $1.00 Warrants are not exercisable, however, unless Proposal 3 of this proxy is approved by our shareholders. The number of shares of our common stock acquired by the holder upon conversion of the 8% senior secured convertible notes or the exercise of the warrants issued in connection with those notes is limited to the extent necessary to ensure that following the conversion and/or exercise the total number of shares of our common stock beneficially owned by the holder does not exceed 9.999% of our issued and outstanding common stock.

(17) Includes 14,960 shares of our common stock presently outstanding, 271,250 shares of our common stock issuable upon the exercise of common stock purchase warrants with an exercise price of $1.65 per share, including 87,500 shares underlying Additional $1.65 Warrants, 175,000 shares of our common stock underlying Additional $1.00 Warrants, and 525,000 shares of our common stock issuable upon the conversion of $525,000 principal amount 8% senior secured convertible notes. The Additional $1.65 Warrants and Additional $1.00 Warrants are not exercisable, however, unless Proposal 3 of this proxy is approved by our shareholders. The number of shares of our common stock acquired by the holder upon conversion of the 8% senior secured convertible notes or the exercise of the warrants issued in connection with those notes is limited to the extent necessary to ensure that following the conversion and/or exercise the total number of shares of our common stock beneficially owned by the holder does not exceed 9.999% of our issued and outstanding common stock. Omicron Capital, L.P., a Delaware limited partnership ("Omicron Capital"), serves as investment manager to Omicron Master Trust, a trust formed under the laws of Bermuda ("Omicron"), Omicron Capital, Inc., a Delaware corporation ("OCI"), serves as general partner of Omicron Capital, and Winchester Global Trust Company Limited ("Winchester") serves as the trustee of Omicron. By reason of such relationships, Omicron Capital and OCI may be deemed to share dispositive power over the shares of our common stock owned by Omicron, and Winchester may be deemed to share voting and dispositive power over the shares of our common stock owned by Omicron. Omicron Capital, OCI and Winchester disclaim beneficial ownership of such shares of our common stock. Omicron Capital has delegated authority from the board of directors of Winchester regarding the portfolio management decisions with respect to the shares of common stock owned by Omicron and, as of April 21, 2003, Mr. Olivier H. Morali and Mr. Bruce T. Bernstein, officers of OCI, have delegated authority from the board of directors of OCI regarding the portfolio management decisions of Omicron Capital with respect to the shares of common stock owned by Omicron. By reason of such delegated authority, Messrs. Morali and Bernstein may be deemed to share dispositive power over the shares of our common stock owned by Omicron. Messrs. Morali and Bernstein disclaim beneficial ownership of such shares of our common stock and neither of such persons has any legal right to maintain such delegated authority. No other person has sole or shared voting or dispositive power with respect to the shares of our common stock being offered by Omicron, as those terms are used for purposes under Regulation 13D-G of the Securities Exchange Act of 1934, as amended. Omicron and Winchester are not "affiliates" of one another, as that term is used for purposes of the Securities Exchange Act of 1934, as amended, or of any other person named in this prospectus as a selling stockholder. No person or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended, or the SEC's Regulation 13D-G) controls Omicron and Winchester.


               MATTERS TO BE CONSIDERED AT THE 2005 ANNUAL MEETING

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Nominees for the Board of Directors

         Our Board of Directors currently consists of seven members, Randy S. Selman, Alan M. Saperstein, Benjamin Swirsky, Robert J. Wussler, Charles C. Johnston, Clifford Friedland and Ronald W. Yates, who were either elected at our 2004 annual meeting of shareholders or appointed following our acquisition of Onstream Media Corporation in December 2004 (the "Onstream Merger") as more fully described in the proxy statement for our 2004 annual meeting.

         At the 2005 Annual Meeting, seven directors will be elected to serve until the next annual meeting of shareholders or until their successors are elected and qualified. Each nominee was recommended to the Board of Directors by the Governance and Nominating Committee. With respect to this Proposal 1, the seven nominees receiving the greatest number of votes cast by the holders of our common stock entitled to vote at the 2005 Annual Meeting will be elected directors of Onstream Media (assuming a quorum is present). We have no reason to believe that any nominee of the Board will be unable to serve if elected. A vote FOR the nominees includes discretionary authority to vote for a substitute nominee named by the Board if any of the nominees become unable or unwilling to serve.

         The following persons have been nominated by the Board for election to the Board of Directors:

                  Name                               Age               Position
                  ----                               ---               --------
Randy S. Selman                                      49                Chairman of the Board, President and Chief Executive Officer

Clifford Friedland                                   54                Vice Chairman of the Board, Senior Vice
                                                                       President Business Development

Alan M. Saperstein                                   46                Director, Chief Operating Officer and Treasurer

Benjamin Swirsky (1)(2)(3)(4)                        63                Director
Robert J. Wussler (1)(2)(3)(4)                       68                Director
Charles C. Johnston (1)(2)(3)(4)                     70                Director
General Ronald W. Yates (1)(2)(3)(4)                 66                Director

(1)   Member of the Compensation Committee.
(2)   Member of the Audit Committee.
(3)   Member of the Governance and Nominating Committee.
(4)   Member of the Finance Committee.

         Randy S. Selman. Since our inception in May 1993, Mr. Selman has served as our Chief Executive Officer, President, and a director and from September 1996 through June 1999 and from August 1 through December 15, 2004, as our Chief Financial Officer. From March 1985 through May 1993, Mr. Selman was Chairman of the Board, President and Chief Executive Officer of SK Technologies Corporation (Nasdaq: SKTC), a publicly-traded software development company. SKTC develops and markets software for point-of-sale with complete back office functions such as inventory, sales analysis and communications. Mr. Selman founded SKTC in 1985 and was involved in their initial public offering in 1989. Mr. Selman's responsibilities included management of SKTC, public and investor relations, finance, high level sales and general overall administration.

         Alan M. Saperstein. Mr. Saperstein has served as our Executive Vice President, Treasurer and a director since our inception in May 1993, and has been our Chief Operating Officer since December 2004. Mr. Saperstein also serves as an alternate member of the Compensation Committee of the board of directors. From March 1989 until May 1993, Mr. Saperstein was a free-lance producer of video film projects. Mr. Saperstein has provided consulting services for corporations that have set up their own sales and training video departments. From 1983 through 1989, Mr. Saperstein was the Executive Director/Entertainment Division of NFL Films where he was responsible for supervision of all projects, budgets, screenings and staffing.

         Clifford Friedland. Mr. Friedland was appointed as a member of our board of directors in December 2004. From June 2001 until the closing of the Onstream Merger in December 2004 he had served as Chairman, CEO and co-founder of privately held Onstream Media Corporation. Mr. Friedland was Vice President of Business Development and co-founder of TelePlace, Inc., a developer and owner of internet data centers and central offices from December 1999 to May 2001. Mr. Friedland was co-founder, Chairman and co-CEO of Long Distance International, Inc., one of the first competitive European telephone operators from May 1993 to December 1999. Mr. Friedland was President of Clifford Friedland Inc., a technology consulting firm, from January 1991 to April 1993. Mr. Friedland was a Director and co-founder of Action Pay-Per-View, a pay per view cable channel from January 1988 to December 1990. Mr. Friedland was President and co-founder of Long Distance America, one of the first competitive long distance operators after the breakup of AT&T from June 1984 to December 1987. Mr. Friedland was Vice President and co-founder of United States Satellite Systems, Inc., an FCC licensed builder and operator of geosynchronous communications satellites from

April 1981 until December 1983. Mr. Friedland was Director and co-founder of United Satellite Communications, Inc., the world's first direct-to-home satellite network from April 1981 until May 1984. Mr. Friedland received a B.B.A. cum laude, from City University of New York.

         Benjamin Swirsky. Mr. Swirsky has been a member of our board of directors since July 1997 and serves on our Audit (as Chairman), Compensation, Governance and Nominating and Finance Committees. Mr. Swirsky is the owner of Beswir Properties Inc., an investment capital company. From June 1993 until January 1998, Mr. Swirsky was President and Chief Executive Officer of Slater Steel, Inc., a publicly-traded company listed on the (Toronto Stock Exchange ("TSE"): SSI) with investments in the steel, steel service, forging, pole-line hardware and trucking industries. Mr. Swirsky was Chairman of P.C.Docs International, Inc., a Canadian publicly-traded company (Nasdaq: DOCSF, TSE:
DXX) from 1997-1999. Mr. Swirsky is also a member of the board of directors of Four Seasons Hotel Inc. (NYSE:FS), which owns a chain of first class hotels located throughout the world, and serves on the Audit, Compensation and Governance committees of its Board. Mr. Swirsky also sits on the board of directors of a number of other companies, including (i) CamVec Corp., a Canadian publicly-traded company (CAT.CV), (ii) Commercial Alcohols, Inc., in which he is also a principal shareholder, (iii) Amica Mature Lifestyles, Inc., a Toronto Stock Exchange company, and (iv) Alliance Financial, Inc., a Canadian publicly-traded company where he serves as Chairman.

         Robert J. Wussler. Mr. Wussler has been a member of our board of directors since July 1999 and serves on our Audit, Compensation, Governance and Nominating and Finance Committees. Mr. Wussler is currently the President of Ted Turner Pictures LLC and is Chairman of the Board of Directors of Team Sports Entertainment, Inc., a publicly-traded company (OTC Bulletin Board:TSPT) that is in the closed-wheel auto racing business. Prior to that, he served as Chairman, Chief Executive Officer and President of U.S. Digital Communications, Inc., a global satellite communications firm. From June 1995 to May 1998, Mr. Wussler was President and Chief Executive Officer of Affiliate Enterprises, Inc., a company formed by ABC Television affiliates to pursue new business opportunities. From 1989 to 1992, he was President and Chief Executive Officer of COMSAT Video Enterprises. From 1980 to 1990, he was Senior Vice President and Chief Operating Officer of Turner Broadcasting System. Mr. Wussler spent 21 years at CBS in various capacities, starting in the mailroom, and served as President of CBS Television and Sports from 1975 to 1978.

         Charles C. Johnston. Mr. Johnston has been a member of our board of directors since April 2003 and serves on our Audit, Compensation, Governance and Nominating and Finance Committees. Mr. Johnston has been the Chairman of Ventex Technology, Inc., a privately-held neon light transformer company, since July 1993. Mr. Johnston has also served as Chairman of Inshore Technologies, a private company, since 1994 and J&C Resources, a private company, since 1987. Mr. Johnston is a member of the board of directors of AuthentiDate Holding Company (Nasdaq National Market: ADAT), Internet Commerce Corporation (Nasdaq National Market: ICCA) and McData Corporation (Nasdaq National Market: MCDT). Mr. Johnston serves as a Trustee of Worcester Polytechnic Institute and earned his B.S. degree from WPI in 1957.

         General Ronald W. Yates (Ret.). General Yates, who was appointed as a member of our board of directors in December 2004, was commander, Air Force Materiel Command, Wright-Patterson Air Force Base, Ohio. The Air Force Materiel Command researches, develops, tests, acquires and provides logistics support necessary to keep Air Force units and weapons systems in a state of readiness, and to sustain their operations in peace and war. The command manages these systems from inception on the drawing board through their retirement from the inventory. The Air Force Material Command has 18 specialized centers and 116,000 military and civilian employees around the world. The general entered the Air Force in 1960 upon graduation from the U.S. Air Force Academy. He has served as a test pilot, program manager for a variety of weapons systems, commander of a test wing and as commander of Air Force Systems Command.

Future Expansion of the Board of Directors

         Rule 4350(c) of the Nasdaq Marketplace Rules to which we are subject requires that a majority of the members of our Board Of Directors are independent as defined in Rule 4200 of the Nasdaq Marketplace Rules. Under the terms of the purchase and sale agreement for our Series A-10 Convertible

Preferred Stock the purchasers have the right to designate one individual to join our Board Of Directors. As of the date hereof, no individual has been designated. At such time as such individual is designated and elected to our Board, and providing that the individual is an independent director, as defined in Rule 4200 of the Nasdaq Marketplace Rules, Mr. David Glassman will also join our Board Of Directors. You are not being asked to vote at the 2005 Annual Meeting on the possible future appointment of Mr. Glassman to our Board of Directors.

         Mr. Glassman, 54, has served as our Chief Marketing Officer since December 2004. From June 2001 until the closing of the Onstream Merger in December 2004 he had served as Vice-Chairman, President and co-founder of privately held Onstream Media Corporation Mr. Glassman was Vice President of Marketing and co-founder of TelePlace, Inc., a developer and owner of internet data centers and central offices from December 1999 to May 2001. Mr. Glassman was co-founder, Vice chairman and Co-CEO of Long Distance International, Inc., one of the first competitive European telephone operators from May 1993 to December 1999. Mr. Glassman was an independent technology consultant from January 1988 to April 1993. Clients included Action Pay Per View. Mr. Glassman was President and co-founder of Long Distance America, one of the first competitive long distance operators after the breakup of AT&T from January 1984 to December 1987. Mr. Glassman was a communications consultant from January 1981 to January 1984 providing services to United States Satellite Systems Inc. and United Satellite Communications Inc. Mr. Glassman was co-founder and director of All American Hero, Inc., from January 1981 until December 1986. Mr. Glassman received a B.S. in Business Management from Florida International University.

CORPORATE GOVERNANCE AND RELATED MATTERS

Board of Directors Meetings and Committees

         The Board of Directors meets regularly during the year to review matters affecting Onstream Media and to act on matters requiring Board approval. It also holds special meetings whenever circumstances require and may act by unanimous written consent. During the fiscal year ended September 30, 2004, there were six meetings of the Board, and the Board took action an additional eight times by unanimous written consent. Each member of the Board participated in each action of the Board.

         The Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the Finance Committee and the Governance and Nominating Committee. From time to time, the Board of Directors may establish additional committees.

         Audit Committee. The Audit Committee of the Board of Directors is responsible for the engagement of our independent public accountants, approves services rendered by our accountants, reviews the activities and recommendations of our internal audit department, and reviews and evaluates our accounting systems, financial controls and financial personnel. The Board has previously adopted a charter for the Audit Committee. A copy of the Audit Charter was included as Appendix C to the proxy statement for our 2004 Annual Meeting. Please see "Where You Can Find More Information" appearing later in this proxy statement.

         The Audit Committee is presently composed of Messrs. Swirsky, Wussler, Johnston and Yates. Mr. Swirsky is Chairman of the Audit Committee. Each member of the Audit Committee is independent, as independence for audit committee members is defined in the listing standards of The Nasdaq Stock Market, Inc., and Messrs. Swirsky, Wussler and Johnston are "audit committee financial experts" within the meaning of the applicable regulations of the Securities and Exchange Commission promulgated pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee met six times in fiscal 2004.

                           2004 Audit Committee Report

         The Audit Committee of the Board of Directors serves as the representative of the Board for general oversight of Onstream Media's financial accounting and reporting, systems of internal control, audit process, and monitoring compliance with laws and regulations and standards of business conduct. The Board has adopted a charter for the Audit Committee. Management of Onstream Media has responsibility for preparing financial statements of Onstream Media as well as Onstream Media's financial reporting process. Goldstein Lewin & Co., acting as independent auditors, are responsible for expressing an opinion on the conformity of Onstream Media's audited financial statements with generally accepted accounting principles.

         In this context, the Audit Committee hereby reports as follows:

         1. The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2004 with Onstream Media's management.

         2. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees.

         3. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed the matter of independence with the independent auditors.

         4. Based on the review and discussion referred to in paragraphs 1 through 3 above, the Audit Committee recommended to the Board of Directors of Onstream Media, and the Board has approved, that the audited financial statements be included in Onstream Media's Annual Report on Form 10-KSB for the year ended September 30, 2004, for filing with the Securities and Exchange Commission.

         Each member of the Audit Committee is independent as defined under the listing standards of the Nasdaq Stock Market.

                           Benjamin Swirsky - Chairman
                                Robert J. Wussler
                               Charles C. Johnston
                                 Ronald W. Yates

         Compensation Committee. The Compensation Committee establishes and administers our executive compensation practices and policies, reviews the individual elements of total compensation for elected officers and recommends salary adjustments to the Board of Directors. In addition, the Committee administers our 1996 Stock Option Plan and determines the number of performance shares and other equity incentives awarded to elected officers and the terms and conditions on which they are granted, amends compensation plans within the scope of the Compensation Committee's authority and recommends plans and plan amendments to the Board, sets company policy for employee benefit programs and plans and oversees administration of employee retirement plans and various other benefit plans as we may establish from time to time. The Compensation Committee consists of Messrs. Swirsky, Wussler, Johnston and Yates. The Compensation Committee met in fiscal 2004 in conjunction with meetings of the full Board of Directors.

         Finance Committee. The Finance Committee reviews and makes recommendations concerning:

         *        proposed dividend actions, stock splits and repurchases,
         *        current and projected capital requirements,
         *        issuance of debt or equity securities,
         * strategic plans and transactions, including mergers, acquisitions, divestitures, joint ventures and other equity investments,
         * customer financing activities, business and related customer finance business and funding plans of Onstream Media and its subsidiaries,

         * overall company risk management program and major insurance programs, and
         * investment policies, administration and performance of the trust investments of our employee benefit plans.

         Messrs. Swirsky, Wussler, Johnston and Yates are members of the Finance Committee. The Finance Committee met during in fiscal 2004 in conjunction with meetings of the full Board of Directors.

         Governance and Nominating Committee. While we have not adopted a formal charter for the Governance and Nominating Committee, in June 2003 our Board of Directors adopted Corporate Governance and Nominating Committee Principles. A copy of our Corporate Governance and Nominating Committee Principles is attached as Exhibit C to this proxy. Messrs. Swirsky, Wussler, Johnston and Yates are members of the Governance and Nominating Committee. Messrs. Swirsky, Wussler, Johnston and Yates are "independent" as independence for nominating committee members is defined within the Nasdaq Marketplace Rules. The Governance and Nominating Committee met during fiscal 2004 in conjunction with meetings of our full Board of Directors.

         The Governance and Nominating Committee reviews and makes recommendations to the Board of Directors with respect to:

         * the responsibilities and functions of the Board and Board committees and with respect to Board compensation,
         * the composition and governance of the Board, including recommending candidates to fill vacancies on, or to be elected or re-elected to, the Board,
         * candidates for election as Chief Executive Officer and other corporate officers, and
         * monitoring the performance of the Chief Executive Officer and our plans for senior management succession.

         The procedures for identifying candidates includes:

         *        a review of our current directors,
         * soliciting input from existing directors and executive officers, and
         *        a review submissions from shareholders, if any.

         We believe that the Board should be composed of:

         * Directors chosen with a view to bringing to the Board a variety of experiences and backgrounds,
         * Directors who have high level managerial experience or are accustomed to dealing with complex problems,
         * Directors who will represent the balanced, best interests of the shareholders as a whole rather than special interest groups or constituencies, while also taking into consideration the overall composition and needs of the Board, and
         * A majority of the Board's directors must be independent directors under the criteria for independence required by the SEC and the Nasdaq Stock Market.

         In considering possible candidates for election as an outside director, the Governance and Nominating Committee and other directors should be guided by the foregoing general guidelines and by the following criteria:

         * Each director should be an individual of the highest character and integrity, have experience at or demonstrated understanding of strategy/policy-setting and a reputation for working constructively with others.
         * Each director should have sufficient time available to devote to the affairs of Onstream Media in order to carry out the responsibilities of a director.
         * Each director should be free of any conflict of interest which would interfere with the proper performance of the responsibilities of a director.

         *        The Chief Executive Officer is expected to be a director.
                  Other members of senior management may be considered, but Board membership is not necessary or a prerequisite to a higher management position.

         The consideration of any candidate to become a member of our Board of Directors will be based on our Board's assessment of the individual's background, skills and abilities, and if such characteristics qualify the individual to fulfill the needs of the Board at that time. The Board does not assign any particular weighting or priority to any particular factor it may consider. Candidates for Director may be identified by management, other directors or advisors to Onstream Media. The Board of Directors may employ an executive search firm to assist it in future searches for Board candidates.

         Shareholders may recommend director candidates for consideration by the Governance and Nominating Committee by writing to Randy S. Selman, our Chairman and CEO or Charles C. Johnston, Chairman of the Governance and Nominating Committee. To be considered, recommendations must be received at our executive offices located at 1291 SW 29 Avenue, Pompano Beach, Florida 33069 no later than September 30 of the year preceding the annual meeting of shareholders and must state the qualifications of the proposed candidate. Each nomination must contain the following information: (a) the name, age, business address and residence address of each proposed nominee; (b) the principal occupation or employment of each proposed nominee; (c) the number of common shares owned beneficially and of record by each proposed nominee and the length of time the proposed nominee has owned such shares; and (d) any other information required to be disclosed with respect to a nominee for election as a director under the proxy rules promulgated under the Securities Exchange Act of 1934. Nominations which do not contain this information will not be considered. We did not receive any shareholder nominations for Board members in connection with our 2005 Annual Meeting.

Communications with Directors

         Shareholders may communicate with any member of the Board of Directors, or the Board of Directors as a whole, by writing to our Corporate Secretary at 1291 SW 29 Avenue, Pompano Beach, Florida 33069 with a request to forward same to the intended recipient. In general, all shareholder communications delivered to our Corporate Secretary for forwarding will be forwarded in accordance with the shareholder's instructions. However, the Corporate Secretary reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials.

Directors' Compensation

         Directors who are not our employees received $3,750 per quarter as compensation for serving on the Board Of Directors, as well as reimbursement of reasonable out-of-pocket expenses incurred in connection with their attendance at Board Of Directors meetings.

         From time to time we issue the members of our Board Of Directors options to purchase shares of our common stock as compensation for their services as directors. At September 30, 2004 members of our Board Of Directors held outstanding options to purchase an aggregate of 163,336 shares of our common stock at prices ranging from $7.50 to $31.88 per share. On December 15, 2004 at our 2004 annual meeting a majority of our shareholders voted to approve the cancellation (subject to the option holder's approval) of these stock option grants, with such options to be re-issued six months and one day from the date of cancellation with an exercise price equal to the fair market value on the date of the reissue.

         On December 15, 2004 a majority of our shareholders voted additional compensation to our directors for the closing of the Onstream Merger. Each of the directors listed below received immediately exercisable five-year options to purchase shares of our common stock with an exercise price of $1.57 per share (fair market value on the date of issuance) in the amounts set forth below. These options were issued outside of our 1996 Stock Option Plan:

               Name                                    No. of Shares (1)
               ----                                    -------------

               Randy S. Selman (1)                           450,000
               Alan M. Saperstein (1)                        450,000
               Benjamin Swirsky                              100,000
               Robert J. Wussler                             100,000
               Charles C. Johnston                           100,000
                                                          ----------
                                                           1,200,000
                                                          ----------

(1) Excludes options to purchase 400,000 shares of our common stock with an exercise price of $2.50 per share (above fair market value on the date of issuance) that were issued as additional compensation under employment agreements each of Messrs. Selman and Saperstein executed following the closing of the Onstream Merger as described elsewhere herein. These options will be fully vested as of September 30, 2005 if Proposal 5 is approved.

         In December 2004, we issued immediately exercisable four-year options to purchase 50,000 shares of our common stock with an exercise price of $1.57 per share (fair market value on the date of issuance) granted to General Ronald
W. Yates upon his initial appointment to our board of directors.

         In July 2005 our Board of Directors granted the following directors options under our 1996 Stock Option Plan to purchase the number of shares of common stock set forth opposite the directors name below as additional compensation for their services. These five year options, which are exercisable at $1.12 per share which was the fair market value on the date of grant, are immediately exercisable.

               Name                                       No. of Shares
               ----                                       -------------

               Randy S. Selman                               450,000
               Alan Saperstein                               450,000
               Benjamin Swirsky                              100,000
               Robert J. Wussler                             100,000
               Charles C. Johnston                           100,000
               Ronald W. Yates                               100,000
                                                          ----------
                                                           1,300,000
                                                          ----------


EXECUTIVE COMPENSATION

         The following table sets forth certain information relating to the compensation of (i) our Chief Executive Officer; and (ii) each of our executive officers who earned more than $100,000 during the three most recent fiscal years (collectively, the "Named Executive Officers".)

                           SUMMARY COMPENSATION TABLE

                                       Annual compensation                                Long-term compensation
                                       -------------------                                ----------------------
                                                                                  Awards                      Payouts
                                                                                  ------                      -------

Name                                                   Other                              Securities               All other
and                                                    Annual            Restricted       underlying      LTIP     compen-
principal                          Salary     Bonus    Compensation      stock            options/        payouts  sation
position                Year       ($)        ($)      ($)               awards           SARs (#)        ($)      ($)
----------------------------------------------------------------------------------------------------------------------------
Randy S. Selman         2004       $166,350   -0-      $ 34,945  (1)     -0-              -0-             -0-      -0-
  President, Chief      2003       $140,000   -0-      $ 17,126  (2)     -0-              -0-             -0-      -0-
  Executive Officer     2002(13)   $159,917   -0-      $ 15,631  (3)     -0-              -0-             -0-      -0-
  and Director

Alan Saperstein         2004       $165,000   -0-      $ 40,942  (4)     -0-              -0-             -0-      -0-
  Chief Operating       2003       $140,000   -0-      $ 21,462  (5)     -0-              -0-             -0-      -0-
  Officer, Treasurer    2002(13)   $159,917   -0-      $ 19,199  (6)     -0-              -0-             -0-      -0-
  and Director

George Stemper          2004       $134,653   -0-      $ 37,567  (7)     -0-              -0-             -0-      -0-
  former Chief          2003       $140,000   -0-      $ 18,462  (8)     -0-              -0-             -0-      -0-
  Operating Officer     2002       $145,417   -0-      $ 16,199  (9)     -0-              -0-             -0-      -0-

Gail Babitt             2004       $140,000   -0-      $ 28,647  (10)    -0-              -0-             -0-      -0-
  former Chief          2003       $140,000   -0-      $ 10,877  (11)    -0-              -0-             -0-      -0-
  Financial Officer     2002       $136,167   -0-      $ 12,631  (12)    -0-              -0-             -0-      -0-


(1) Includes $9,295 for medical insurance; $12,000 automobile allowance and $13,650 deferred compensation.
(2)   Includes $5,126 for medical insurance and $12,000 automobile allowance.
(3)   Includes $4,381 for medical insurance and $11,250 automobile allowance.
(4) Includes $13,942 for medical insurance; $12,000 automobile allowance and $15,000 deferred compensation.
(5)   Includes $9,462 for medical insurance and $12,000 automobile allowance.
(6)   Includes $7,949 for medical insurance and $11,250 automobile allowance.
(7) Includes $13,942 for medical insurance; $8,625 automobile allowance and $15,000 deferred compensation.
(8)   Includes $9,462 for medical insurance and $9,000 automobile allowance.
(9)   Includes $7,949 for medical insurance and $8,250 automobile allowance.
(10) Includes $4,647 for medical insurance; $9,000 automobile allowance and $15,000 deferred compensation.
(11)  Includes $1,877 for medical insurance and $9,000 automobile allowance.
(12)  Includes $4,381 for medical insurance and $8,250 automobile allowance.
(13)  Includes a $25,000 management fee paid by EDNET.

Employment Agreements

         Effective December 27, 2004 we entered into four year employment agreements with Messrs. Randy Selman (President and CEO) and Alan Saperstein (COO and Treasurer. The contracts provide a base salary of $178,000, with 10% annual increases, for Mr. Selman and a base salary of $165,000, with 10% annual increases, for Mr. Saperstein. As additional compensation, each of Messrs. Selman and Saperstein are entitled to receive a bonus for each fiscal year during the term of the executive's employment by us in an amount equal to 1% of our earnings before income tax, depreciation and amortization (EBITDA) in excess of the EBITDA for the previous fiscal year. The base year for the bonus was fiscal 2003. The bonus is payable within 30 days of the determination of the amount of the bonus; provided that at the executive's sole discretion he may elect to take his bonus in cash or in shares of our restricted common stock. The shares of our common stock issued as a bonus will be valued at 75% of the average closing price of our common stock for the five trading days immediately prior to the determination of the bonus.

         In addition, each executive receives an auto allowance of $1,000 per month, a deferred compensation allocation of $1,500 per month and an annual $5,000 allowance for the reimbursement of dues. We granted each executive non-Plan options to purchase 400,000 shares of common stock at an exercise price of $2.50 per share (in excess of fair market value on the date of grant) that will vest in installments of 100,000 shares on each anniversary date of the agreement, subject to accelerated vesting under certain circumstances. These options will be fully vested as of September 30, 2005 if Proposal 5 is approved. These options expire four years after their vesting dates and are in addition to the 450,000 options each of Messrs. Selman and Saperstein received as additional compensation for the closing of the Onstream Merger. Upon a subsequent change of control or termination without cause, we would be obligated to pay Messrs. Selman and Saperstein their base salaries for a three year period, which can be dispersed in a lump sum or over the standard term, at the option of the executive, plus full benefits for a period of two years from the date of termination. In addition, if the five day average closing price of the common stock is greater than or equal to $2.50 per share on the date of termination, all options previously granted will be cancelled, with all underlying shares (vested or unvested) issued to the executive, and we will pay all taxes for the executive. If the five day average closing price of the common stock is less than $2.50 per share on the date of termination, the options will remain exercisable under the original term.

         Messrs. Clifford Friedland (Executive Vice President Business Development) and David Glassman (Chief Marketing Officer) also entered into four-year employment agreements with us, effective December 27, 2004. The agreements provide a base salary of $163,000, with 10% annual increases. As additional compensation, each of Messrs. Friedland and Glassman are entitled to receive a bonus for each fiscal year during the term of the executive's employment by us in an amount equal to 1% of our earnings before income tax, depreciation and amortization (EBITDA) in excess of the EBITDA for the previous fiscal year. The base year for the bonus was fiscal 2003. The bonus is payable within 30 days of the determination of the amount of the bonus; provided that at the executive's sole discretion he may elect to take his bonus in cash or in shares of our restricted common stock. The shares of our common stock issued as a bonus will be valued at 75% of the average closing price of our common stock for the five trading days immediately prior to the determination of the bonus.

         In addition, each executive will receive an auto allowance of $1,000 per month, a deferred compensation allocation of $1,500 per month and an annual $5,000 allowance for the reimbursement of dues. Upon a change of control or termination without cause, we would be obligated to pay Messrs. Glassman and Friedland their base salaries for a three year period, which can be dispersed in a lump sum or over the standard term, at the option of the executive, plus full benefits for a period of two years from the date of termination.

         On March 8, 2005 we entered into an Executive Employment Agreement with Robert E. Tomlinson who has served as our Chief Financial Officer since December 2004. The term of the agreement is for three years, with automatic successive one-year renewals unless both parties agree to modify the terms of the agreement or one or both parties exercise their respective rights of termination under the agreement. Mr. Tomlinson is paid a base salary of $150,000 per year, with annual incremental increases of 10% per year beginning on December 27, 2005. He is entitled to a performance bonus equal to 1% of our earnings before income tax, depreciation and amortization (EBITDA) in excess of the EBITDA for the previous fiscal year. At his sole discretion this bonus, if earned, is payable in cash or shares of Onstream Media's common stock which would be valued at 75% of average closing price for the five prior trading days immediately prior to the determination of such bonus; his ability to receive shares of common stock, however, is subject to shareholder approval.

         Mr. Tomlinson has previously been granted four year options under our 1996 Stock Option Plan to purchase 150,000 shares of our common stock at an exercise price of $1.21 per share which was the fair market value of our common stock on the date of grant. The options were to vest in installments of 50,000 options per year, beginning December 15, 2005. In July 2005 we granted Mr. Tomlinson an additional five-year option to purchase 100,000 shares of our common stock at an exercise price of $1.12 per share that was the fair market value of our common stock on the date of grant, and declared all options held by Mr. Tomlinson at that time to be vested. In the event of a change of control of the company as described in the agreement all unvested options will immediately vest. In the event Mr. Tomlinson is terminated for cause or he voluntary resigns, all unvested options will automatically terminate.

         Mr. Tomlinson is entitled to (i) participate in any profit-sharing or retirement plan and in other employee benefits applicable to our employees and executives, (ii) an automobile allowance, business reimbursement expense and fringe benefits commensurate with the duties and responsibilities of Mr. Tomlinson, and (iii) benefits in the event of disability. The agreement contains certain non-disclosure and non-competition provisions and we have agreed to indemnify Mr. Tomlinson in certain circumstances.

         Under the terms of the agreement, we may terminate the employment of Mr. Tomlinson upon his death or disability or with or without cause. If the agreement is terminated by us without cause or upon a change of control as described in the agreement, the company would be obligated give Mr. Tomlinson three months prior notice and upon termination pay him six months of total compensation, including benefits, under the agreement. If Mr. Tomlinson should voluntarily terminate the agreement following two months written notice of his intent to do so, upon the termination we are obligated to pay him one month's total compensation, including benefits. To the extent that Mr. Tomlinson is terminated for cause, no severance benefits are due him. If the agreement is terminated as a result of Mr. Tomlinson's death, his estate will receive six months base salary and he will be entitled to a portion of any bonus he would have earned at the time of his death, and if the agreement is terminated as a result of his disability, as defined in the agreement, he is entitled to compensation in accordance with our disability compensation for senior executives to include compensation for at least 180 days.

Stock Option Information

         The following table sets forth certain information with respect to stock options granted in fiscal 2004 to the Named Executive Officers.

                 Option Grants in Year Ended September 30, 2004
                               (individual grants)

                     No. Of Securities           % Of Total
                         Underlying             Options/SARs
                        Options/SARs         Granted To Employees             Exercise               Expiration
      Name            Granted (#)               In Fiscal Year                  Price                   Date
      ----          ------------------     -------------------------          ---------              ----------
Randy S. Selman,
  President, Chief
  Executive Officer
  and Director              0                         n/a                         n/a                    n/a

Alan Saperstein,
  Chief Operating
  Officer, Treasurer
  and Director              0                         n/a                         n/a                    n/a

George Stemper,
  former Chief
  Operating Officer         0                         n/a                         n/a                    n/a

Gail Babitt,
  former Chief
  Financial Officer         0                         n/a                         n/a                    n/a

         The following table sets forth certain information regarding stock options held as of September 30, 2004 by the Named Executive Officers.

           Aggregate Option Exercises in Year Ended September 30, 2004
                           and Year-End Option Values

                                                        No. of Securities
                     Shares                           Underlying Unexercised               Value of Unexercised
                    Acquired         Value                  Options at                   In-the-Money Options at
                       on          Realized           September 30, 2004 (5)              September 30, 2004 (1)
                    Exercise          ($)        ------------------------------      -------------------------------
     Name          ----------     ---------      Exercisable      Unexercisable      Exercisable       Unexercisable
   --------                                      -----------      -------------      -----------       -------------
Randy S. Selman,
  President, Chief
  Executive Officer
  and Director         0            n/a          65,001 (2)          0                  -                 -

Alan Saperstein,
  Chief Operating
  Officer, Treasurer
  and Director         0            n/a          65,001(2)           0                  -                 -

George Stemper,
  former Chief
  Operating Officer    0            n/a          13,334 (3)          0                  -                 -
Gail Babitt,
  former Chief
  Financial Officer    0            n/a          20,001 (4)          0                  -                 -

(1) The dollar value of the unexercised in-the-money options is calculated based upon the difference between the option exercise price and $1.60 per share, being the last sale price of our common stock on October 1, 2004 as reported by the Nasdaq SmallCap Market.

(2) Of such exercisable options at September 30, 2004, 33,334 options were exercisable at $22.50 per share, 23,334 were exercisable at $30.00 per share and 8,333 were exercisable at $31.88 per share. All options are subject to cancellation and repricing as described below.

(3) Of such exercisable options at September 30, 2004, 1,667 options were exercisable at $3.45 per share, 6,667 were exercisable at $11.25 per share and 5,000 were exercisable at $30.00 per share. All options are subject to cancellation and repricing as described below.

(4) Of such exercisable options at September 30, 2004, 1,667 options were exercisable at $3.45 per share, 6,667 were exercisable at $11.25 per share, 6,667 exercisable at $30.00 per share and 5,000 were exercisable at $30.47 per share. The latter options are expired as of December 31, 2004. All options are subject to cancellation and repricing as described below.

(5) Excludes (i) immediately exercisable five-year options issued in December 2004 to Messrs. Selman and Saperstein for 450,000 shares each at $1.57 per share and (ii) Options vesting over four years (but subject to acceleration in certain circumstances) and expiring four years after each vesting date, issued in December 2004 to Messrs. Selman and Saperstein for 400,000 shares each at $2.50 per share.

1996 Stock Option Plan

         A description of our 1996 Stock Option Plan is contained later in this proxy statement under Proposal 4, which begins on page 23.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On May 7, 2003 we entered into an agreement with Mr. Fred Deluca which restructured a previous loan, including a significant increase in the loaned amount outstanding. The new loan was evidenced by a three year promissory note in the principal amount of $3.0 million, interest payable only on a quarterly basis beginning in July 2003 at the rate of 5.25% per annum. The new loan was collateralized by a blanket security interest in our assets and a pledge of the stock of our subsidiaries.

         We issued Mr. Deluca 140,000 shares of our newly created Class A-8 Convertible Preferred Stock as consideration for entering into the above agreement. At the same time, he exchanged approximately 123,667 shares of our common stock already owned by him for an additional 92,750 shares of Class A-8. We granted Mr. Deluca demand and piggy-back registration rights covering the shares of common stock issuable upon the conversion of the Class A-8 Convertible Preferred Stock.

         In December 2004, we repaid $2.0 million of the May 2003 loan and the remaining $1.0 million was invested in 100,000 shares of Class A-10 Convertible Preferred Stock on the same terms as offered to new investors. Also, Mr. Deluca purchased $400,000 of 8% senior secured convertible notes on the same terms as the other investors. In addition, Mr. Deluca exchanged all 232,750 shares of Class A-8 for 139,650 shares of Class A-10, but did not receive accompanying warrants. Finally, Mr. DeLuca agreed to accept common shares, valued as of the date of issuance, for approximately $149,000 of unpaid interest on the three year promissory note.

         In February 2004, we received a $300,000 loan from J&C Resources, LLC. One of the members of our Board Of Directors is the President, Chairman and CEO of J&C Resources, LLC. The term of the loan was one year, and all interest was prepaid through the issuance of 21,000 shares of common stock. In addition, we issued 9,000 shares of common stock as an origination fee and 10,000 shares of common stock for legal and other fees. The proceeds from this loan were used for working capital pending the closing of new financing in December 2004, at which time this loan was repaid.

         In December 2004, we paid $100,000 to each of Messrs. Clifford Friedland and David Glassman, as a partial payment of accrued and unpaid salaries due to them from privately held Onstream Media prior to the closing of the Onstream Merger. In February 2005 we paid an additional $50,00 to each of Messrs. Friedland and Glassman as partial payment of these accrued salaries.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended September 30, 2004 and Forms 5 and amendments thereto furnished to us with respect to the fiscal year ended September 30, 2004, as well as any written representation from a reporting person that no Form 5 is required, we are not aware of any person that failed to file on a timely basis, as disclosed in the aforementioned Forms, reports required by Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended September 30, 2004, other than indicated below:

         Eric Jacobs, our Corporate Secretary, received 3,556 of our common shares as an interest payment on October 28, 2003 and did not file the required Form 4 on a timely basis. Mr. Jacobs has subsequently filed this report.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF THE DIRECTOR
NOMINEES.

                                   PROPOSAL 2

            RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN LEWIN & CO.
                    AS INDEPENDENT AUDITORS OF ONSTREAM MEDIA

         The Audit Committee has selected Goldstein Lewin & Co. as our independent auditors for the current fiscal year. Representatives of Goldstein Lewin & Co. are expected to attend the 2005 Annual Meeting and will have an opportunity to make a statement or to respond to appropriate questions from shareholders. Goldstein Lewin & Co. has served as our auditors since July 2002, and has audited our financial statements for the past three fiscal years.

Audit Fees

         The aggregate audit fees billed by Goldstein Lewin & Co. for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004 and for the review of quarterly financial statements included in our Quarterly Reports on Form 10-QSB for the quarters ending December 31, 2003, and March 31 and June 30, 2004 were $120,000.

         The aggregate audit fees billed to us by Goldstein Lewin & Co. for the fiscal year ended September 30, 2003 and for the review of quarterly financial statements included in our Quarterly Reports on Form 10-QSB for the quarters ending December 31, 2002 and March 31 and June 30, 2003 were approximately $97,000.

Audit Related Fees

         For the fiscal years ended September 30, 2004 and 2003, the aggregate fees billed for assurance and related services by Goldstein, Lewin & Co. relating to the performance of the audit of our financial statements which are not reported under the caption "Audit Fees" above was approximately $45,000 and $11,000, respectively.

Tax Fees

         For the fiscal years ended September 30, 2004 and 2003 the aggregate fees billed for tax compliance, tax advice and tax planning. Tax fees include the preparation of federal and state corporate income tax returns. The aggregate tax fees billed to us by Goldstein Lewin & Co. for the fiscal year ended September 30, 2004 were approximately $18,000. The aggregate tax fees billed to us by Goldstein Lewin & Co. for the fiscal year ended September 30, 2003 were approximately $16,000.

All Other Fees

         Other than fees relating to the services described above under "Audit Fees," "Audit-Related Fees" and "Tax Fees," there were no additional fees billed by Goldstein Lewin & Co. for services rendered to us for the fiscal years ended September 30, 2004 or 2003.

Audit Committee Policies

         Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before our independent auditor is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

         *        approved by our audit committee; or
         * entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee's responsibilities to management.

         The audit committee pre-approves all services provided by our independent auditors, including those set forth above. The audit committee has considered the nature and amount of fees billed by Goldstein Lewin & Co. and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Goldstein Lewin & Co.'s independence.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF GOLDSTEIN LEWIN & CO. AS INDEPENDENT AUDITORS OF ONSTREAM MEDIA.

                                   PROPOSAL 3

TO APPROVE THE POSSIBLE ISSUANCE OF IN EXCESS OF 19.99% OF THE PRESENTLY ISSUED AND OUTSTANDING COMMON STOCK OF ONSTREAM MEDIA UPON THE EXERCISE OF THE WARRANTS

         In December 2004 we sold 19 accredited investors $4.35 million principal amount of 8% senior secured convertible notes, together with common stock purchase warrants to purchase an aggregate of 1,522,500 shares of our common stock and an additional investment rights entitling the holders to purchase from us up to an additional $2.175 million of 8% senior secured convertible notes. In February 2005 and April 2005 the holders of the $2,175,000 of additional investment rights exercised these rights and we received gross proceeds of $2,175,000.

         In connection with this exercise of the additional investment right, we issued five year common stock purchase warrants to purchase an aggregate of 761,250 shares of our common stock at an exercise price of $1.65 per share, together with one year common stock purchase warrants to purchase an aggregate of 2,175,000 shares of our common stock at an exercise price of $1.00 per share (the "Additional $1.00 Warrants"). Upon the exercise of the Additional $1.00 Warrants, the warrant holder will receive additional five year common stock purchase warrants to purchase 50% of the shares of common stock acquired upon the exercise of the Additional $1.00 Warrant at an exercise price of $1.65 per share (the "Additional $1.65 Warrants"). When used in this proxy, the term Warrants includes the Additional $1.00 Warrants and the Additional $1.65 Warrants.

         The issuance of the shares of our common stock upon the possible conversion of the notes issued upon the exercise of the additional investment right, as well as the common stock purchase warrants for 761,250 shares of our common stock, has previously been approved by our shareholders at our annual meeting held on December 15, 2004. We have agreed to use our best efforts to obtain as soon as possible shareholder approval of the issuance of the shares of our common stock underlying the Warrants to meet the requirements of Rule 4350(i) of the Nasdaq Marketplace Rules.

Terms of the Warrants

         If Proposal 3 is approved at the 2005 Annual Meeting, the Additional $1.00 Warrants will be exercisable commencing on the date of the shareholder approval and ending one year from the shareholder approval date. If Proposal 3 is not approved by our shareholders, either at the 2005 Annual Meeting or any other meeting of our shareholders called for the purpose of approving the Warrants, the Warrants will terminate and the holders will not be entitled to exercise the Additional $1.00 Warrants. If the Warrants are approved by our shareholders, upon exercise of the Additional $1.00 Warrant, the holder will be issued an Additional $1.65 Warrant which will be exercisable for a five year period commencing on the issuance date. In order to receive the Additional $1.65 Warrant the holders of the Additional $1.00 Warrants must exercise those warrants.

            These exercise prices of the Warrants are subject to adjustment in the event of stock splits, stock dividends, pro rata distributions of equity securities, evidences of indebtedness, rights or warrants to purchase common stock or cash or any other asset, mergers or consolidations, or certain issuances of common stock at a price below the exercise price of the particular Warrant. The Additional $1.65 Warrants include a cashless exercise feature which permits the holder to exercise the warrants by surrender of a portion of the warrants. This cashless exercise feature terminates at the time the shares underlying the Warrants are registered. The number of shares of our common stock that can be issued upon the exercise of the Warrants is limited to the extent necessary to ensure that following the exercise the total number of shares of our common stock beneficially owned by the holder does not exceed 9.999% of our issued and outstanding common stock.

         Copies of the forms of Additional $1.00 Warrant and Additional $1.65 Warrant are included in this proxy as Exhibits A and B, respectively.

         If all the Additional $1.00 Warrants are exercised, we will issue up to an additional 2,175,000 shares of our common stock and Additional $1.65 Warrants to purchase 1,087,500 shares of our common stock. The approval of this Proposal 3 and the issuance in excess of 19.99% of our common stock will cause dilution in our current shareholders' ownership interests. Any such issuance of additional stock could also have the effect of diluting any earnings per share we may report in the future, together with the book value per share of outstanding shares of our common stock. The following table provides information on the dilutive effect of the Warrants:

                  Shares of our common stock
                  issued and outstanding on
                  July 21, 2005                           11,154,762

                  Shares of our common stock
                  underlying the Warrants                 3,262,500 or 22.6%

                  Shares of our common stock
                  issued and outstanding on
                  July 21, 2005 on a
                  fully-diluted basis  (1)                34,847,052

                  Shares of our common stock
                  underlying the Warrants                 3,262,500 or 9.4%

(1)   Includes:

         * 11,154,762 shares of our common stock outstanding on July 21, 2005,

         * 4,160,310 shares of our common stock may be issued upon the conversion of shares of 416,031 shares of our Series A-10 Convertible Preferred Stock,

         * 14,881,980 shares of our common stock which may be issued upon the exercise of options and common stock purchase warrants with exercise prices ranging from $1.00 to $45.00 per share, including the Warrants, and

         * 4,650,000 shares of our common stock may be issued upon the conversion of 8% senior secured convertible notes based upon a conversion price of $1.00 per share.

         We have included the shares of our common stock issuable upon the exercise of the Warrants in a registration statement which was declared effective by the Securities and Exchange Commission on June 29, 2005. Assuming Proposal 3 is approved at the 2005 Annual Meeting, the shares of our common stock issuable upon the exercise of the Warrants will be freely saleable by the Warrant holders. At July 21, 2005, the last sale price of our common stock on the Nasdaq SmallCap Market was $0.99 per share, however, the trading in our shares has historically been subject to much volatility and we cannot predict that the market price of our common stock in the future may be greater than the exercise price of the Warrants. Any sales by the exercising Warrant holders may cause a decline in the trading price of our common stock when these additional shares are resold into the public market. Any possible decrease in the market price of our common stock will adversely affect the value of the shares held by our current shareholders. In addition, because the number of shares of our common stock owned at any one time by the Warrant holders cannot exceed 9.999% of our then issued and outstanding common shares, it is also likely that these Warrant holders will be required to dispose of the shares of our common stock owned by them from time to time, including in open market transaction, to remain under this threshold which could adversely affect the market price of our common stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVING THE ISSUANCE BY ONSTREAM MEDIA OF IN EXCESS OF 19.99% OF THE PRESENTLY ISSUED AND OUTSTANDING COMMON STOCK OF ONSTREAM MEDIA UPON THE EXERCISE OF THE WARRANTS.

                                   PROPOSAL 4

  TO APPROVE AN AMENDMENT TO OUR 1996 STOCK OPTION PLAN TO INCREASE THE TOTAL NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE FOR ISSUANCE UNDER SUCH PLAN FROM
                      3,500,000 SHARES TO 6,500,000 SHARES

         On February 9, 1997, the Board of Directors and a majority of our shareholders adopted our 1996 Stock Option Plan (the "Plan"). Pursuant to amendments to the Plan ratified by shareholders on December 15, 2004, we have reserved an aggregate of 3,000,000 shares of common stock for issuance pursuant to options granted under the Plan ("Plan Options") and 500,000 shares for restricted stock grants ("Stock Grants") made under the Plan. At July 21, 2005, we have options to purchase 2,978,441 shares of our common stock outstanding under the Plan. Such options were issued to our directors, employees and consultants at exercise prices ranging from $1.12 to $31.88 per share. In addition, on December 15, 2004 a majority of our shareholders voted to approve the cancellation (subject to the option holder's approval) of stock option grants to directors, executive officers, senior management and employees covering 292,992 shares (227,776 of which were issued under the 1996 Stock Option plan) with a weighted-average exercise price of $22.93, with such options to be re-issued six months and one day from the date of cancellation with an exercise price equal to the fair market value on the date of the reissue.

         While we presently have 494,800 shares available for issuance under the Plan upon Stock Grants or exercise of options which we may grant in future periods, as a result of the Onstream Merger and internal growth of our company, our Board of Directors believes that it is in our best interest to amend the Plan to increase the number of shares of common stock issuable under the Plan to provide sufficient shares for future issuances to our employees, directors and advisors as either a signing bonus to join our company, bonuses for past services or incentive compensation. Proposal 4, if approved, will increase the number of shares of common stock issuable under the Plan from 3,500,000 shares to 6,500,000 shares, which will include up to 4,500,000 shares of common stock for issuance pursuant to Plan Options and up to 2,000,000 shares of common stock to be issued pursuant to Stock Grants. Other than the increase in the number of shares of common stock available for issuance under the Plan, there are no other proposed changes to the terms of the Plan.

Description of the Plan

         The stated purpose of the Plan is to increase our employees', advisors', consultants' and non-employee directors' proprietary interest in the company, and to align more closely their interests with the interests of our shareholders, as well as to enable us to attract and retain the services of experienced and highly qualified employees and non-employee directors. The Plan is administered by the Compensation Committee of our board of directors ("the Committee"). The Committee determines, from time to time, those of our officers, directors, employees and consultants to whom Stock Grants and Plan Options will be granted, the terms and provisions of the respective Grants and Plan Options, the dates such Plan Options will become exercisable, the number of shares subject to each Plan Option, the purchase price of such shares and the form of payment of such purchase price. Stock Grants may be issued by the Committee at up to a 10% discount to market at the time of grant. At no time may the Committee issue Stock Grants to exceed, in the aggregate, 500,000 shares which will increased to 2,000,000 shares if this Proposal 4 is approved. All other questions relating to the administration of the Plan, and the interpretation of the provisions thereof are to be resolved at the sole discretion of the board of directors or the Committee.

         Plan Options granted under the Plan may either be options qualifying as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not so qualify ("Non-Qualified Options"). In addition, the Plan also allows for the inclusion of a reload option provision ("Reload Option"), which permits an eligible person to pay the exercise price of the Plan Option with shares of common stock owned by the eligible person and to receive a new Plan Option to purchase shares of common stock equal in number to the tendered shares. Any Incentive Option granted under the Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any Incentive Option granted to an eligible employee owning more than 10% of our common stock must be at least 110% of such fair market value as determined on the date of the grant.

         The term of each Plan Option and the manner in which it may be exercised is determined by the board of directors or the Committee, provided that no Plan Option may be exercisable more than 10 years after the date of its grant and, in the case of an Incentive Option granted to an eligible employee owning more than 10% of our common stock, no more than five years after the date of the grant. In any case, the exercise price of any stock option granted under the Plan will not be less than 85% of the fair market value of the common stock on the date of grant. The exercise price of Non-Qualified Options is determined by the Committee.

         The per share purchase price of shares subject to Plan Options granted under the Plan may be adjusted in the event of certain changes in our capitalization, but any such adjustment shall not change the total purchase price payable upon the exercise in full of Plan Options granted under the Plan. Officers, directors and key employees of and consultants to us and our subsidiaries will be eligible to receive Non-Qualified Options under the Plan. Only our officers, directors and employees who are employed by us or by any of our subsidiaries thereof are eligible to receive Incentive Options.

         All Plan Options are nonassignable and nontransferable, except by will or by the laws of descent and distribution and, during the lifetime of the optionee, may be exercised only by such optionee. If an optionee's employment is terminated for any reason, other than his death or disability or termination for cause, or if an optionee is not our employee but is a member of our board of directors and his service as a Director is terminated for any reason, other than death or disability, the Plan Option granted may be exercised on the earlier of the expiration date or 90 days following the date of termination. If the optionee dies during the term of his employment, the Plan Option granted to him shall lapse to the extent unexercised on the earlier of the expiration date of the Plan Option or the date one year following the date of the optionee's death. If the optionee is permanently and totally disabled within the meaning of
Section 22(c)(3) of the Code, the Plan Option granted to him lapses to the extent unexercised on the earlier of the expiration date of the option or one year following the date of such disability.

         The Board of Directors may amend, suspend or terminate the Plan at any time, except that no amendment shall be made which (i) increases the total number of shares subject to the Plan or changes the minimum purchase price therefore (except in either case in the event of adjustments due to changes in our capitalization) without the consent of our shareholders, (ii) affects outstanding Plan Options or any exercise right thereunder, (iii) extends the term of any Plan Option beyond ten years, or (iv) extends the termination date of the Plan.

         Unless the Plan has been earlier suspended or terminated by the Board of Directors, the Plan shall terminate 10 years from the date of the Plan's adoption. Any such termination of the Plan shall not affect the validity of any Plan Options previously granted thereunder.

         The potential benefit to be received from a Plan Option is dependent on increases in the market price of the common stock. The ultimate dollar value of the Plan Options that have been or may be granted under the Plan is not currently ascertainable. On July 21, 2005, the closing price of our common stock as reported on the Nasdaq SmallCap Market(TM) was $0.99.

Tax Aspects

         The following discussion applies to the Plan and is based on federal income tax laws and regulations in effect. It does not purport to be a complete description of the federal income tax consequences of the Plan, nor does it describe the consequences of applicable state, local or foreign tax laws. Accordingly, any person receiving a grant under the Plan should consult with his own tax adviser.

         The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code. An employee granted an Incentive Option does not recognize taxable income either at the date of grant or at the date of its timely exercise. However, the excess of the fair market value of common stock received upon exercise of the Incentive Option over the Plan Option exercise price is an item of tax preference under Section 57(a)(3) of the Code and may be subject to the alternative minimum tax imposed by Section 55 of the Code. Upon disposition of stock acquired on exercise of an Incentive Option, long-term capital gain or loss is recognized in an amount equal to the difference between the sales price and the Incentive Option exercise price, provided that the option holder has not disposed of the stock within two years from the date of grant and within one year from the date of exercise. If the Incentive Option holder disposes of the acquired stock (including the transfer of acquired stock in payment of the exercise price of an Incentive Option) without complying with both of these holding period requirements ("Disqualifying Disposition"), the option holder will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the Incentive Option is exercised (the value six months after the date of exercise may govern in the case of an employee whose sale of stock at a profit could subject him or her to suit under
Section 16(b) of the Securities Exchange Act of 1934) or the amount realized on such Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares are held. In the event of a Disqualifying Disposition, the Incentive Option tax preference described above may not apply (although, where the Disqualifying Disposition occurs subsequent to the year the Incentive Option is exercised, it may be necessary for the employee to amend his or her return to eliminate the tax preference item previously reported). We are not entitled to a tax deduction upon either exercise of an Incentive Option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a Disqualifying Disposition. If the holder of an Incentive Option pays the exercise price, in full or in part, with shares of previously acquired common stock, the exchange should not affect the Incentive Option tax treatment of the exercise. No gain or loss should be recognized on the exchange, and the shares received by the employee, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. The employee will not, however, be able to utilize the old holding period for the purpose of satisfying the Incentive Option statutory holding period requirements. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period which commences as of the date the common stock is issued to the employee upon exercise of the Incentive Option. If an exercise is effected using shares previously acquired through the exercise of an Incentive Option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

         With respect to the holder of Non-Qualified Options, the option holder does not recognize taxable income on the date of the grant of the Non-Qualified Option, but recognizes ordinary income generally at the date of exercise in the amount of the difference between the option exercise price and the fair market value of the common stock on the date of exercise. However, if the holder of Non-Qualified Options is subject to the restrictions on resale of common stock under Section 16 of the Securities Exchange Act of 1934, such person generally recognizes ordinary income at the end of the six month period following the date of exercise in the amount of the difference between the option exercise price and the fair market value of the common stock at the end of the six month period. Nevertheless, such holder may elect within 30 days after the date of exercise to recognize ordinary income as of the date of exercise. The amount of ordinary income recognized by the option holder is deductible by us in the year that income is recognized.

         In connection with the issuance of Stock Grants as compensation, the recipient must include in gross income the excess of the fair market value of the property received over the amount, if any, paid for the property in the first taxable year in which beneficial interest in the property either is "transferable" or is not subject to a "substantial risk of forfeiture." A substantial risk of forfeiture exists where rights and property that have been transferred are conditioned, directly or indirectly, upon the future performance (or refraining from performance) of substantial services by any person, or the occurrence of a condition related to the purpose of the transfer, and the possibility of forfeiture is substantial if such condition is not satisfied. Stock Grants received by a person who is subject to the short swing profit recovery rule of Section 16(b) of the Securities Exchange Act of 1934 is considered subject to a substantial risk of forfeiture so long as the sale of such property at a profit could subject the shareholder to suit under that section. The rights of the recipient are treated as transferable if and when the recipient can sell, assign, pledge or otherwise transfer any interest in the Stock Grant to any person. Inasmuch as the recipient would not be subject to the short swing profit recovery rule of Section 16(b) of the Securities Exchange Act of 1934, the Stock Grant, upon receipt following satisfaction of condition prerequisites to receipt, will be presently transferable and not subject to a substantial risk of forfeiture. The recipient would be obligated to include in gross income the fair market value of the Stock Grant received once the conditions to receipt of the Stock Grant are satisfied.

Securities Law Restrictions

         The sale of the shares must be made in compliance with federal and state securities laws. Our officers, directors and 10% or greater shareholders, as well as certain other persons or parties who may be deemed to be "affiliates" of ours under federal securities laws, should be aware that resales by affiliates can only be made pursuant to an effective registration statement, Rule 144 or other applicable exemption. Our officers, directors and 10% or greater shareholders may also be subject to the "short swing" profit rule of
Section 16(b) of the Securities Exchange Act of 1934.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AMENDMENT OF THE 1996 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER SUCH
                PLAN FROM 3,500,000 SHARES TO 6,500,000 SHARES.

                                   PROPOSAL 5

  TO APPROVE THE ACCELERATED VESTING OF CERTAIN NON-PLAN COMPENSATORY OPTIONS PREVIOUSLY GRANTED TO EXECUTIVES UNDER THE TERMS OF THEIR EMPLOYMENT AGREEMENTS.

         At our 2004 annual meeting of shareholders held on December 15, 2004 our shareholders approved new employment contracts of each of Messrs. Randy S. Selman, our CEO, and Alan Saperstein, our Executive Vice President. Under the terms of these agreements, we granted each executive non-Plan options to purchase 400,000 shares of common stock at an exercise price of $2.50 per share that vest in installments of 100,000 shares on each anniversary date of the agreement, subject to accelerated vesting under certain circumstances, as partial compensation for their services to us. These options are in addition to options otherwise granted to each of Messrs. Selman and Saperstein under our 1996 Stock Option Plan as described in "Security Ownership of Certain Beneficial Owners and Management" beginning on page 5 of this proxy statement. Under the terms of the employment agreements, if we should terminate either executive for cause, as defined in the agreement, any of these options which had not yet vested would terminate.

         In December 2004, the Financial Accounting Standards Board (FASB) issued Statement of Financing Accounting Standards (SFAS) 123R, "Share-Based Payment", which requires all companies to measure compensation cost for all share-based payments, including employee stock options, at fair value. In April 2005, the SEC made certain changes to the effective dates of SFAS 123R. SFAS 123R, as amended by the SEC, is effective for public companies for the first interim or annual periods of their fiscal year beginning after June 15, 2005, except small business issuers (as defined in SEC Regulation S-B), for which it is effective for the first fiscal year beginning after December 15, 2005.

         Our Board of Directors has determined that the implementation of SFAS123R will require our company to recognize a total expense of approximately $250,000 on our consolidated financial statements with respect to these options which have been granted to Messrs. Selman and Saperstein after such implementation. These non-Plan options held by Messrs. Selman and Saperstein are the only options which would be affected by the implementation of SFAS123R. As our Board of Directors believes that this expense is potentially inconsistent with options having an exercise price of $2.50 per share as compared to the current market price of $0.99 per share, upon recommendation of the Compensation Committee of the Board of Directors, the Board has approved the accelerating of the vesting date of all the options granted to each of Messrs. Selman and Saperstein to September 30, 2005, subject to shareholder approval. This accelerated vesting will allow these options to be accounted for in accordance with our current accounting practice, which follows Accounting Principles Board Opinion (APB) 25, "Accounting for Stock Issued to Employees," and which would result in recognition of no related expense in our consolidated financial statements.

         As described elsewhere in this proxy statement, our common stock is quoted on the Nasdaq SmallCap Market and we are therefore subject to compliance with the Nasdaq Marketplace Rules. Rule 4350(i)(1) requires shareholder approval if any equity compensation arrangement is materially amended pursuant to which stock may be acquired by officers or directors which is outside of a plan which has been previously approved by the issuer's shareholder. Compliance with this rule requires shareholder approval of this Proposal 5 as it constitutes a material change in the terms of the compensation arrangement.

         If this Proposal 5 is approved at our 2005 Annual Meeting, the vesting date of these options previously granted to each of Messrs. Selman and Saperstein will accelerate to September 30, 2005. Upon the acceleration of the vesting dates of these options, in the event we should terminate either executive for cause as defined in his employment agreement, as the options have already vested they will be exercisable by the executive in accordance with the terms of the option. If this Proposal 5 is not approved, no change will be made in the vesting schedule of these options and we will be required to recognize the approximate $250,000 expense during the three years beginning with the fiscal year ending September 30, 2007 pursuant to the requirements of FASB 123R.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ACCELERATED VESTING OF THE
     NON-PLAN OPTIONS PREVIOUSLY GRANTED TO MESSRS. SELMAN AND SAPERSTEIN.


                                APPRAISAL RIGHTS

         No appraisal rights are available under Florida or under our Articles of Incorporation as amended or By-Laws to any shareholder who dissents from Proposals 1, 2, 3, 4 or 5.


                                  OTHER MATTERS

         As of the date hereof, there are no other matters that Onstream Media intends to present, or has reason to believe others will present, at the 2005 Annual Meeting. If, however, other matters properly come before the 2005 Annual Meeting, the accompanying proxy authorizes the persons named as proxies or their substitutes to vote on such matters as they determine appropriate.


                            PROPOSALS OF SHAREHOLDERS

         Proposals of shareholders to be considered for inclusion in the proxy and proxy card for the 2006 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received by the Secretary of Onstream Media on or before December 31, 2005. The submission of a shareholder proposal does not guarantee that it will be included in our proxy for our 2006 Annual Meeting.


                          ANNUAL REPORT ON FORM 10-KSB

         A copy of the Onstream Media's Annual Report on Form 10-KSB for the year ended September 30, 2004 as well as a copy of our Quarterly Report on Form 10-QSB for the period ended March 31, 2005 accompany this proxy statement. Additional copies will be furnished without charge to beneficial shareholders or shareholders of record upon request by mail to Investor Relations, Onstream Media Corporation, 1291 SW 29 Avenue, Pompano Beach, Florida 33069. A copy of our Annual Report on Form 10-KSB, including exhibits, and Quarterly Report on Form 10-QSB, including exhibits, is also available in digital form for download or review by visiting "About Us/Investors/Filing" at www.onsm.com or at the SEC's web site at www.sec.gov.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

         Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you write us at Attention: Corporate Secretary, 1291 SW 29 Avenue, Pompano Beach, Florida 33069, telephone (954) 917-6655. If you want to receive separate copies of the proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.


                       WHERE YOU CAN FIND MORE INFORMATION

         Upon your written or oral request, we will provide at no cost to you a copy of any and all of the information that is incorporated by reference in this proxy, not including exhibits to such information unless those exhibits are specifically incorporated herein by reference.

         Requests for such documents should be directed to Corporate Secretary, Onstream Media Corporation, 1291 SW 29 Avenue, Pompano Beach, Florida 33069, telephone number (954) 917-6655. Please note that additional information can be obtained from our website at www.onsm.com.

         We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our reports, proxy statements and other information may be accessed over the Internet at a site maintained by the SEC at http://www.sec.gov. You may also read and copy any materials we file with the SEC at the following public SEC reference room:

                  Public Reference Room
                  450 Fifth Street, N.W.
                  Washington, D.C. 20549

         You may obtain further information about the operation of the SEC's public reference room by calling the SEC at 1-800-SEC-0330.

                                    EXHIBITS

                                    EXHIBIT A

                        FORM OF ADDITIONAL $1.00 WARRANT



NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.


                           ONSTREAM MEDIA CORPORATION

                                     WARRANT

Warrant No. [  ]  Dated:  ______ ___, 2005

         Onstream Media Corporation, a Florida corporation (formerly known as Visual Data Corporation, the "Company"), hereby certifies that, for value received, [Name of Holder] or its registered assigns (the "Holder"), is entitled to purchase from the Company at any time and from time to time from and after the date hereof and through and including the date that is one year from the date of issuance hereof (the "Expiration Date"), and subject to the following terms and conditions up to (a) a total of [ ____](1) shares of common stock, $0.0001 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to $1.00 per share (as adjusted from time to time as provided in Section 9, the "Exercise Price") and (b) an Additional Warrant in the form attached hereto as Exhibit A, exercisable for a number of shares of Common Stock (each such share, an "Additional Warrant Share" and all such shares, the "Additional Warrant Shares"), calculated as set forth in Section 4(b) of this Warrant, with an exercise price per share as set forth in the Additional Warrant. This Warrant (this "Warrant") is one of a series of similar warrants issued pursuant to that certain Letter Agreement, dated as of February ___, 2005, by the Company. All such warrants are referred to herein, collectively, as the "Warrants."

         1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in that certain Securities Purchase Agreement (the "Original Purchase Agreement"), dated as of June 8, 2004, by and among the Company and the Purchasers identified therein , together with their successors and assigns (the "Purchasers" and together with the Company, the "Parties"), as amended by (i) that certain First Amendment to Securities Purchase Agreement (the "First Amendment") and (ii) that certain Addendum to Securities Purchase Agreement (the "Addendum" and collectively with the Original Purchase Agreement and the First Amendment, the " "Purchase Agreement").

         2. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.


(1) Number of shares equal to the principal amount of the Notes issued to the applicable Purchaser upon such Purchaser's exercise of its Additional Investment Right.

         3. Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at its address specified herein. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

         4. Exercise and Duration of Warrants.

                  (a) This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Notwithstanding anything to the contrary herein, the Expiration Date shall be extended for each day following the First Effective Date that the First Registration Statement is not effective.

                  (b) A Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto (the "Exercise Notice"), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares and the Additional Warrant exercisable for the number of Additional Warrant Shares as to which this Warrant is being exercised, and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an "Exercise Date." The number of Additional Warrant Shares issuable upon exercise of the Additional Warrant shall be equal to the product of 0.50 multiplied by the number of Additional Shares as to which the Holder has exercised this Warrant, rounded up to the nearest whole number with an exercise price of $1.65 per share and a term of five years from the date of the grant thereof. The date of grant of the Additional Warrant will be deemed to be the date of exercise of this Warrant. The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

         5. Delivery of Warrant Shares.

                  (a) Upon exercise of this Warrant, the Company shall promptly (but in no event later than three Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, (i) a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends unless a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective and the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act, and (ii) an Additional Warrant exercisable for the appropriate number of Additional Warrant Shares as calculated pursuant to Section 4(b) hereof. The Holder, or any Person so designated by the Holder to receive Warrant Shares and the Additional Warrant, shall be deemed to have become holder of record of such Warrant Shares and the Additional Warrant as of the Exercise Date. The Company shall, upon request of the Holder, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

                  (b) This Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares and an Additional Warrant exercisable for the appropriate number of Additional Warrant Shares as calculated pursuant to Section 4(b) hereof. Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares and an Additional Warrant exercisable for the appropriate number of Additional Warrant Shares in respect thereof as calculated pursuant to Section 4(b) hereof.

                  (c) In addition to any other rights available to a Holder, if the Company fails to deliver to the Holder a certificate representing Warrant Shares and an Additional Warrant by the third Trading Day after the date on which delivery of such certificate is required by this Warrant, and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares or Additional Warrant Shares that the Holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three Trading Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price minus the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company's obligation to deliver such certificate.

                  (d) The Company's obligations to issue and deliver Warrant Shares and the Additional Warrant subject to and in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder, other than in the event the issuing and/or delivering of such Warrant Shares to the Holder would result in a violation of law, to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares and the Additional Warrant. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver the Additional Warrant or certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

         6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant and of the Additional Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates and the Additional Warrant, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or the Additional Warrant in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares or the Additional Warrant upon exercise hereof.

         7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

         8. Reservation of Warrant Shares and Additional Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided and to issue Additional Warrant Shares upon exercise of the Additional Warrant as provided therein, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant or the Additional Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9 of each of this

Warrant and the Additional Warrant). The Company covenants that all Warrant Shares and Additional Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

         9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

                  (a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock other than the shares issuable as dividends on the A-10 Preferred Stock of the Company, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

                  (b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "Distributed Property"), then in each such case the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted (effective on such record date) to equal the product of such Exercise Price times a fraction of which the denominator shall be the average of the Closing Prices for the five Trading Days immediately prior to (but not including) such record date and of which the numerator shall be such average less the then fair market value of the Distributed Property distributed in respect of one outstanding share of Common Stock, as determined by the Company's independent certified public accountants that regularly examine the financial statements of the Company, (an "Appraiser"). In such event, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case such fair market value shall be deemed to equal the average of the values determined by each of the Appraiser and such appraiser. As an alternative to the foregoing adjustment to the Exercise Price, at the request of the Holder delivered before the 90th day after such record date, the Company will deliver to such Holder, within five Trading Days after such request (or, if later, on the effective date of such distribution), the Distributed Property that such Holder would have been entitled to receive in respect of the Warrant Shares for which this Warrant could have been exercised immediately prior to such record date. If such Distributed Property is not delivered to a Holder pursuant to the preceding sentence, then upon expiration of or any exercise of the Warrant that occurs after such record date, such Holder shall remain entitled to receive, in addition to the Warrant Shares otherwise issuable upon such exercise (if applicable), such Distributed Property.

                  (c) Fundamental Transactions. If, at any time while this Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person in which it is not the surviving entity,
(ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above) (in any such case, a "Fundamental Transaction"), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the "Alternate Consideration"). The aggregate Exercise Price for this Warrant will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. In the event of a Fundamental Transaction, the Company or the successor or purchasing Person, as the case may be, shall execute with the Holder a written agreement providing that:

                  (x) this Warrant shall thereafter entitle the Holder to purchase the Alternate Consideration in accordance with this section 9(c),

                  (y) in the case of any such successor or purchasing Person, upon such consolidation, merger, statutory exchange, combination, sale or conveyance such successor or purchasing Person shall be jointly and severally liable with the Company for the performance of all of the Company's obligations under this Warrant and the Transaction Documents, and

                  (z) if registration or qualification is required under the Exchange Act or applicable state law for the public resale by the Holder of shares of stock and other securities so issuable upon exercise of this Warrant, such registration or qualification shall be completed prior to such reclassification, change, consolidation, merger, statutory exchange, combination or sale.

If, in the case of any Fundamental Transaction, the Alternate Consideration includes shares of stock, other securities, other property or assets of a Person other than the Company or any such successor or purchasing Person, as the case may be, in such Fundamental Transaction, then such written agreement shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. At the Holder's request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Warrant from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black-Scholes value of the remaining unexercised portion of this Warrant on the date of such request.

                  (d) Subsequent Equity Sales.

                           (i) If, at any time while this Warrant is outstanding, the Company or any Subsidiary issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any Person to acquire shares of Common Stock (collectively, "Common Stock Equivalents") at a price (exclusive of commissions payable by the Company in connection therewith) per share of Common Stock (the "Effective Price") less than the Exercise Price (as adjusted hereunder to such date), then the Exercise Price shall be reduced to equal the product of (A) the Exercise Price in effect immediately prior to such issuance of Common Stock or Common Stock Equivalents times (B) a fraction, the numerator of which is the sum of
         (1) the number of shares of Common Stock outstanding immediately prior to such issuance, plus (2) the number of shares of Common Stock which the aggregate Effective Price of the Common Stock issued (or deemed to be issued) would purchase at the Exercise Price, and the denominator of which is the aggregate number of shares of Ordinary Shares outstanding or deemed to be outstanding immediately after such issuance. For purposes of this paragraph, in connection with any issuance of any Common Stock Equivalents, (A) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Stock Equivalents (the "Deemed Number") shall be deemed to be outstanding upon issuance of such Common Stock Equivalents, (B) the Effective Price applicable to such Common Stock shall equal the minimum dollar value of consideration payable to the Company to purchase such Common Stock Equivalents and to convert, exercise or exchange them into Common Stock (net of any discounts, fees, commissions and other expenses), divided by the Deemed Number, and (C) no further adjustment shall be made to the Exercise Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents.

                           (ii) If, at any time while this Warrant is outstanding, the Company or any Subsidiary issues Common Stock Equivalents with an Effective Price or a number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based (directly or indirectly) on market prices of the Common Stock (a "Floating Price Security"), then for purposes of applying the preceding paragraph in connection with any subsequent exercise, the Effective Price will be determined separately on each Exercise Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire Common Stock on such Exercise Date (regardless of whether any such holder actually acquires any shares on such date).

                           (iii) Notwithstanding the foregoing, no adjustment will be made under this paragraph (d) in respect of any shares of Common Stock issued or issuable (A) upon exercise, conversion or exchange of any Common Stock Equivalents described in Schedule 3.1(g) of the Purchase Agreement (provided that such exercise of conversion occurs in accordance with the terms thereof, without amendment or modification); (B) to officers, directors or employees of, or advisers, consultants or independent contractors acting in a similar capacity to, the Company pursuant to restricted stock issuances, stock grants, stock options or similar employee stock incentives, in each case approved by the Board of Directors of the Company; or (C) the issuance of securities in connection with a bona fide joint venture or development agreement or strategic partnership or similar agreement approved by the Company's board of directors, the primary purpose of which is not to raise equity capital.

                  (e) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a), (b) or (d) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

                  (f) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

                  (g) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's Transfer Agent.

                  (h) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any

Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

         10. Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds.

         11. Limitation on Exercise. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.99% (the "Maximum Percentage") of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this paragraph. The Company's obligation to issue shares of Common Stock in excess of the limitation referred to in this Section shall be suspended (and shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation. The Holder shall have the right (x) at any time and from time to time to reduce its Maximum Percentage immediately upon notice to the Company in the event and only to the extent that Section 16 of the Exchange Act or the rules promulgated thereunder (or any successor statute or rules) is changed to reduce the beneficial ownership percentage threshold thereunder to a percentage less than 9.99%.

         12. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share.

         13. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices or communications shall be as set forth in the Purchase Agreement.

         14. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

         15. Miscellaneous.

                  (a) Subject to the restrictions on transfer set forth on the first page hereof, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

                  (b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares or Additional Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares and an Additional Warrant on the exercise of this Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

                  (C) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

                  (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                  (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

                                     ONSTREAM MEDIA CORPORATION


                                     By:      ________________________________
                                     Name:    ________________________________
                                     Title:   ________________________________

                             FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock and an Additional Warrant under the foregoing Warrant)

To:  ONSTREAM MEDIA CORPORATION

The undersigned is the Holder of Warrant No. _______ (the "Warrant") issued by Onstream Media Corporation, a Florida corporation (the "Company"). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

1. The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares and an Additional Warrant exercisable to purchase a total of _________ Additional Warrant Shares.

2. The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares and an Additional Warrant exercisable for ___________ Additional Warrant Shares pursuant to the Warrant.

3. The Holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

4. Pursuant to this exercise, the Company shall deliver to the holder _______________ Warrant Shares and an Additional Warrant exercisable for ________ Additional Warrant Shares in accordance with the terms of the Warrant.

5. Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.


Dated: ________________, ____             Name of Holder:

                                          (Print)  ___________________________

                                          By:      ___________________________
                                          Name:    ___________________________
                                          Title:   ___________________________

                                          (Signature must conform in all
                                          respects to name of holder as
                                          specified on the face of the Warrant)

                               FORM OF ASSIGNMENT

           [To be completed and signed only upon transfer of Warrant]


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Onstream Media Corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Onstream Media Corporation with full power of substitution in the premises.



Dated:   _____________, __________

                                           -------------------------------------
                                           (Signature must conform in all
                                           respects to name of holder as
                                           specified on the face of the Warrant)

                                           -------------------------------------
                                           Address of Transferee

                                           -------------------------------------

                                           -------------------------------------



In the presence of:

--------------------------

                                    EXHIBIT B

                        FORM OF ADDITIONAL $1.65 WARRANT

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.


                           ONSTREAM MEDIA CORPORATION

                               ADDITIONAL WARRANT

Warrant No. [  ]                                      Dated:  ______ ___, 200__

         Onstream Media Corporation, a Florida corporation (formerly known as Visual Data Corporation, the "Company"), hereby certifies that, for value received, [Name of Holder] or its registered assigns (the "Holder"), is entitled to purchase from the Company up to a total of [ ](1) shares of common stock, $0.0001 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to $1.65 per share (as adjusted from time to time as provided in Section 9, the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including the date that is five years from the date of issuance hereof (the "Expiration Date"), and subject to the following terms and conditions. This Additional Warrant (this "Warrant") is one of a series of similar warrants issuable pursuant each of the warrants issued to the Purchasers (as defined the Purchase Agreement) pursuant to that certain Letter Agreement, dated as of February ___, 2005, by the Company. All such warrants are referred to herein, collectively, as the "Warrants."

         1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in that certain Securities Purchase Agreement (the "Original Purchase Agreement"), dated as of June 8, 2004, by and among the Company and the Purchasers identified therein , together with their successors and assigns (the "Purchasers" and together with the Company, the "Parties"), as amended by (i) that certain First Amendment to Securities Purchase Agreement (the "First Amendment") and (ii) that certain Addendum to Securities Purchase Agreement (the "Addendum" and collectively with the Original Purchase Agreement and the First Amendment, the " "Purchase Agreement").

         2. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

         3. Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed,

(1)50% of the number of shares issued on the date hereof to the Holder in connection with the exercise of the warrant pursuant to which this Warrant is being issued.

to the Transfer Agent or to the Company at its address specified herein. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

         4. Exercise and Duration of Warrant.

                  (a) This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value; provided that, if the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Expiration Date exceeds the Exercise Price on the Expiration Date, then this Warrant shall be deemed to have been exercised in full (to the extent not previously exercised) on a "cashless exercise" basis at 5:30 P.M. New York City time on the Expiration Date if a "cashless exercise" may occur at such time pursuant to Section 10 below. Notwithstanding anything to the contrary herein, the Expiration Date shall be extended for each day following them First Effective Date that the First Registration Statement is not effective.

                  (b) A Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto (the "Exercise Notice"), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a "cashless exercise" if so indicated in the Exercise Notice and if a "cashless exercise" may occur at such time pursuant to this Section 10 below), and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an "Exercise Date." The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

         5. Delivery of Warrant Shares.

                  (a) Upon exercise of this Warrant, the Company shall promptly (but in no event later than three Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends unless a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective and the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act. The Holder, or any Person so designated by the Holder to receive Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares as of the Exercise Date. The Company shall, upon request of the Holder, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

                  (b) This Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

                  (c) In addition to any other rights available to a Holder, if the Company fails to deliver to the Holder a certificate representing Warrant Shares by the third Trading Day after the date on which delivery of such certificate is required by this Warrant, and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares that the Holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three Trading Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price minus the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company's obligation to deliver such certificate.

                  (d) The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder, other than in the event the issuing and/or delivering of such Warrant Shares to the Holder would result in a violation of law, to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

         6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

         7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

         8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

         9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

                  (a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock other than the shares issuable as dividends on the

Company's Series A-10 Convertible Preferred Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or
(iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

                  (b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "Distributed Property"), then in each such case the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted (effective on such record date) to equal the product of such Exercise Price times a fraction of which the denominator shall be the average of the Closing Prices for the five Trading Days immediately prior to (but not including) such record date and of which the numerator shall be such average less the then fair market value of the Distributed Property distributed in respect of one outstanding share of Common Stock, as determined by the Company's independent certified public accountants that regularly examine the financial statements of the Company, (an "Appraiser"). In such event, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case such fair market value shall be deemed to equal the average of the values determined by each of the Appraiser and such appraiser. As an alternative to the foregoing adjustment to the Exercise Price, at the request of the Holder delivered before the 90th day after such record date, the Company will deliver to such Holder, within five Trading Days after such request (or, if later, on the effective date of such distribution), the Distributed Property that such Holder would have been entitled to receive in respect of the Warrant Shares for which this Warrant could have been exercised immediately prior to such record date. If such Distributed Property is not delivered to a Holder pursuant to the preceding sentence, then upon expiration of or any exercise of the Warrant that occurs after such record date, such Holder shall remain entitled to receive, in addition to the Warrant Shares otherwise issuable upon such exercise (if applicable), such Distributed Property.

                  (c) Fundamental Transactions. If, at any time while this Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person in which it is not the surviving entity,
(ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above) (in any such case, a "Fundamental Transaction"), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the "Alternate Consideration"). The aggregate Exercise Price for this Warrant will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. In the event of a Fundamental Transaction, the Company or the successor or purchasing Person, as the case may be, shall execute with the Holder a written agreement providing that:

                  (x) this Warrant shall thereafter entitle the Holder to purchase the Alternate Consideration in accordance with this section 9(c),

                  (y) in the case of any such successor or purchasing Person, upon such consolidation, merger, statutory exchange, combination, sale or conveyance such successor or purchasing Person shall be jointly and severally liable with the Company for the performance of all of the Company's obligations under this Warrant and the Transaction Documents, and

                  (z) if registration or qualification is required under the Exchange Act or applicable state law for the public resale by the Holder of shares of stock and other securities so issuable upon exercise of this Warrant, such registration or qualification shall be completed prior to such reclassification, change, consolidation, merger, statutory exchange, combination or sale.

If, in the case of any Fundamental Transaction, the Alternate Consideration includes shares of stock, other securities, other property or assets of a Person other than the Company or any such successor or purchasing Person, as the case may be, in such Fundamental Transaction, then such written agreement shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. At the Holder's request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or any such successor or surviving entity) will purchase the Warrant from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black-Scholes value of the remaining unexercised portion of this Warrant on the date of such request.

                  (d) Subsequent Equity Sales.

                           (i) If, at any time while this Warrant is outstanding, the Company or any Subsidiary issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any Person to acquire shares of Common Stock (collectively, "Common Stock Equivalents") at a price (exclusive of commissions payable by the Company in connection therewith) per share of Common Stock (the "Effective Price") less than the Exercise Price (as adjusted hereunder to such date), then the Exercise Price shall be reduced to equal the product of (A) the Exercise Price in effect immediately prior to such issuance of Common Stock or Common Stock Equivalents times (B) a fraction, the numerator of which is the sum of
         (1) the number of shares of Common Stock outstanding immediately prior to such issuance, plus (2) the number of shares of Common Stock which the aggregate Effective Price of the Common Stock issued (or deemed to be issued) would purchase at the Exercise Price, and the denominator of which is the aggregate number of shares of Ordinary Shares outstanding or deemed to be outstanding immediately after such issuance. For purposes of this paragraph, in connection with any issuance of any Common Stock Equivalents, (A) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Stock Equivalents (the "Deemed Number") shall be deemed to be outstanding upon issuance of such Common Stock Equivalents, (B) the Effective Price applicable to such Common Stock shall equal the minimum dollar value of consideration payable to the Company to purchase such Common Stock Equivalents and to convert, exercise or exchange them into Common Stock (net of any discounts, fees, commissions and other expenses), divided by the Deemed Number, and (C) no further adjustment shall be made to the Exercise Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents.

                           (ii) If, at any time while this Warrant is outstanding, the Company or any Subsidiary issues Common Stock Equivalents with an Effective Price or a number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based (directly or indirectly) on market prices of the Common Stock (a "Floating Price Security"), then for purposes of applying the preceding paragraph in connection with any subsequent exercise, the Effective Price will be determined separately on each Exercise Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire Common Stock on such Exercise Date (regardless of whether any such holder actually acquires any shares on such date).

                           (iii) Notwithstanding the foregoing, no adjustment will be made under this paragraph (d) in respect of any shares of Common Stock issued or issuable (A) upon exercise, conversion or exchange of any Common Stock Equivalents described in Schedule 3.1(g) of the Purchase Agreement (provided that such exercise of conversion occurs in accordance with the terms thereof, without amendment or modification); (B) to officers, directors or employees of, or advisers, consultants or independent contractors acting in a similar capacity to, the Company pursuant to restricted stock issuances, stock grants, stock options or similar employee stock incentives, in each case approved by the Board of Directors of the Company; or (C) the issuance of securities in connection with a bona fide joint venture or development agreement or strategic partnership or similar agreement approved by the Company's board of directors, the primary purpose of which is not to raise equity capital.

         (e) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a), (b) or (d) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

         (f) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

         (g) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's Transfer Agent.

         (h) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

         10. Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds; provided, however, that if the Registration

Statement is not effective on the Required Effectiveness Date and is not effective at the time of the exercise, the Holder may satisfy its obligation to pay the Exercise Price through a "cashless exercise," in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                                            X = Y [(A-B)/A]
                             where:
                                            X = the number of Warrant Shares to
                                                be issued to the Holder.

                                            Y = the number of Warrant Shares
                                                with respect to which this
                                                Warrant is being exercised.

                                            A = the average of the Closing
                                                Prices for the five Trading Days
                                                immediately prior to (but not
                                                including) the Exercise Date.

                                            B = the Exercise Price.

                  For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued.

         11. Limitation on Exercise. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.99% (the "Maximum Percentage") of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this paragraph. The Company's obligation to issue shares of Common Stock in excess of the limitation referred to in this Section shall be suspended (and shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation. The Holder shall have the right (x) at any time and from time to time to reduce its Maximum Percentage immediately upon notice to the Company in the event and only to the extent that Section 16 of the Exchange Act or the rules promulgated thereunder (or any successor statute or rules) is changed to reduce the beneficial ownership percentage threshold thereunder to a percentage less than 9.99%.

         12. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded up to the nearest whole share.

         13. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices or communications shall be as set forth in the Purchase Agreement.

         14. Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon 30 days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

         15. Miscellaneous.

                  (a) Subject to the restrictions on transfer set forth on the first page hereof, this Warrant may be assigned by the Holder. This Warrant may not be assigned by the Company except to a successor in the event of a Fundamental Transaction. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

                  (b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

                  (C) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

                  (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                  (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

                                          ONSTREAM MEDIA CORPORATION


                                          By:      ___________________________
                                          Name:    ___________________________
                                          Title:   ___________________________

                             FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)


To:  ONSTREAM MEDIA CORPORATION

The undersigned is the Holder of Warrant No. _______ (the "Warrant") issued by Onstream Media Corporation, a Florida corporation (the "Company"). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

1. The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

2. The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

3. The Holder intends that payment of the Exercise Price shall be made as (check one):

                  ____     "Cash Exercise" under Section 10

                  ____     "Cashless Exercise" under Section 10 (if permitted)

4. If the holder has elected a Cash Exercise, the holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

5. Pursuant to this exercise, the Company shall deliver to the holder _______________ Warrant Shares in accordance with the terms of the Warrant.

6. Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.



Dated: ________________, ____          Name of Holder:

                                       (Print)  _________________________

                                       By:      _________________________
                                       Name:    _________________________
                                       Title:   _________________________

                                       (Signature must conform in all respects
                                       to name of holder as specified on the
                                       face of the Warrant)

                               FORM OF ASSIGNMENT

           [To be completed and signed only upon transfer of Warrant]


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Onstream Media Corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Onstream Media Corporation with full power of substitution in the premises.


Dated:   _____________, __________

                                             ---------------------------------
                                             (Signature must conform in all
                                             respects to name of holder as
                                             specified on the face of the
                                             Warrant)

                                             ---------------------------------
                                             Address of Transferee

                                             ---------------------------------

                                             ---------------------------------



In the presence of:

--------------------------

                                    EXHIBIT C


            CORPORATE GOVERNANCE AND NOMINATING COMMITTEE PRINCIPLES

In order to help our shareholders understand the Company's Board of Directors and governance practices, the following is a description of the Company's corporate governance principles and current practices. The Governance and Nominating Committee reviews these practices periodically. As part of its review, the Committee also evaluates board practices at other well-managed companies and practices that are the focus of commentators on corporate governance.

CEO Performance Evaluation

At the end of each year, the CEO presents his performance objectives for the upcoming year to the non-employee directors for their approval. The non-employee directors then meet privately to discuss the CEO's performance for the current year against his performance objectives and review that evaluation with the CEO. The Compensation Committee uses this performance evaluation in the course of its deliberations when considering the CEO's compensation.

Board Performance Evaluation

With the goal of increasing the effectiveness of the Board of Directors and its relationship to management, the Governance and Nominating Committee evaluates the Board's performance as a whole. The evaluation process, which occurs at least every two years, includes a survey of the individual views of all non-employee directors, which are then shared with the full Board and with management.

CEO Succession

The Board of Directors views CEO selection as one of its most important responsibilities. The CEO reports annually to the Governance and Nominating Committee on planning for CEO succession either in the event of a sudden emergency or, longer range, when it is time for the CEO's retirement. When a succession of the CEO occurs, this Committee manages the process of identifying and selecting the new CEO with the full participation of each of the non-employee directors.

Board Size and Composition

The Board of Directors believes that approximately 5 to 7 members is an appropriate size for the Company's Board. The Board also believes that it should be made up of a substantial majority of independent, non-employee directors. The Governance and Nominating Committee reviews annually the appropriate skills and characteristics required of Board members in light of the current make-up of the Board. This assessment includes issues of diversity, age, international expertise and skills such as understanding of finance, marketing, technology and public policy. The principal qualification for a director is the ability to act on behalf of all the shareholders. The Board currently has 5 members, two of whom are employees of the Company.

Selection of Directors

Under the by-laws, the Board of Directors has authority to fill vacancies on the Board and to nominate candidates for election by the shareholders. The screening process is handled by the Governance and Nominating Committee with direct input from the Chairman and Chief Executive Officer and from the other directors. The Committee reviews employment and other relationships of directors. The Board believes that there is no current relationship between any non-employee director and Onstream Media that would be construed in any way as compromising the independence of any director.

Director Compensation and Stock Ownership

The Governance and Nominating Committee periodically reviews and compares the Company's Board of Directors compensation to director compensation at peer companies that are also benchmarks for the Company's executive compensation program. It is the Board's policy that a significant portion of director compensation be in the form of Onstream Media stock or stock equivalent units.

Board Agenda and Meetings

The Chairman and Chief Executive Officer establishes the agendas for Board of Director meetings. Each director is free to suggest items for the agenda, and each director is free to raise at any Board meeting subjects that are not on the agenda for that meeting. The Board reviews and approves the Company's yearly operating plan and specific financial goals at the start of each year, and the Board monitors performance throughout the year. The Board also reviews long-range strategic issues at regular Board meetings.

Executive Sessions of Outside Directors

The non-employee directors meet privately in executive sessions to review the performance of the CEO and to review recommendations of the Compensation Committee concerning compensation for the employee director and other members of senior management. These non-employee directors have the opportunity to meet in executive session to consider such matters as they deem appropriate, without management being present, as a routinely scheduled agenda item for every Board meeting.

Committees of the Board

The Board of Directors has the following committees: Audit, Compensation, Governance and Nominating and Finance. Only non-employee directors serve on these committees. The CEO of the Company is the non-voting Chairperson on all committees, except the audit committee, which consists of all non-employee directors. At each meeting of the Audit Committee, committee members meet privately with representatives of Goldstein Lewin & Co., the Company's independent auditors, and with the Company's Principle Accounting Officer. It is the policy of the Company that the chairs of the Audit, Compensation, Governance and Nominating and Finance Committees of the Board of Directors each act as the chair at meetings or executive sessions of the outside directors at which the principal items to be considered are within the scope of the authority of that director's committee. This factor provides for leadership at all meetings or executive sessions without the need to designate a lead director.

Independent Advice

The Board of Directors (or generally with the Board's approval, a committee of the Board) may seek legal or other expert advice from a source independent of management. Generally, this would be with the knowledge of the Chairman and Chief Executive Officer.

Outside Board Memberships

The Chief Executive Officer and other members of senior management must seek the approval of the Board of Directors or appropriate Board committee before accepting outside board memberships with for-profit entities.



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